UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of The

Securities Exchange Act of 1934

(Amendment No.     )

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A. O. Smith Corporation

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March 6, 2020

DEAR FELLOW A. O. SMITH STOCKHOLDER:

We are pleased to invite you to our Annual Meeting of Stockholders, to be held at the Hilton Nashville Downtown, 121 4th Avenue S., Nashville, Tennessee, on Wednesday, April 15, 2020, at 8:00 a.m. Central Daylight Time. The attached Notice of our 2020 Annual Meeting of Stockholders and Proxy Statement will serve as your guide to the business we will address at the meeting. You can also review our 2019 Annual Report, which incorporates our Form 10-K, to learn more about our financial performance.

Your vote is important. We encourage you to sign and return your proxy or vote by telephone or through the Internet as soon as possible so that your shares will be represented and voted at the meeting. Even if you submit a proxy, you can revoke it at any time before the meeting if you choose to attend and vote in person.

Thank you for being a stockholder and for your support of our company. We hope to see you at the Annual Meeting of Stockholders.

Sincerely,

Kevin J. Wheeler President and Chief Executive Officer	Ajita G. Rajendra Executive Chairman

March 6, 2020

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

The 2020 Annual Meeting of Stockholders of A. O. Smith Corporation will be held at the Hilton Nashville Downtown, 121 4th Avenue S., Nashville, Tennessee, on Wednesday, April 15, 2020, at 8:00 a.m. Central Daylight Time, for the following purposes:

(1)	To elect our Board of Directors;

(2)	To approve, by advisory vote, the compensation of our named executive officers;

(3)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(4)	To approve an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of authorized shares of Common Stock by 2,400,000; and

(5)	To consider and act upon such other business as may properly come before the Annual Meeting.

Stockholders of record as of February 18, 2020, are entitled to vote at the Annual Meeting. The list of stockholders entitled to vote at the meeting will be available at our offices at 11270 West Park Place, Milwaukee, Wisconsin, as of April 5, 2020, for examination by stockholders for purposes related to the meeting. All stockholders are requested to pre-register for attendance at the Annual Meeting of Stockholders of A. O. Smith Corporation. Please contact jstern@aosmith.com or by telephone at 414-359-4000 and provide your name, address and telephone number. Please pre-register by the end of business on Thursday, April 9, 2020.

Whether or not you plan to attend the meeting, we encourage you to vote your shares. You may vote your shares over the Internet, as we describe in the accompanying materials and the Notice of Internet Availability of Proxy Materials. As an alternative, if you received a paper copy of the Proxy Card by mail, you may sign, date and mail the Proxy Card in the envelope provided or use the toll-free telephone number on the Proxy Card. No postage is necessary if mailed in the United States. Voting over the Internet, voting via the toll-free number or mailing a Proxy Card will not limit your right to vote in person or to attend the Annual Meeting.

By Order of the Board of Directors,

James F. Stern

Executive Vice President,

General Counsel and Secretary

A. O. Smith Corporation

11270 West Park Place

Milwaukee, WI 53224

PROXY STATEMENT FOR 2020 ANNUAL MEETING

PROXY STATEMENT

2020 ANNUAL MEETING

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of A. O. Smith Corporation in connection with the solicitation by its Board of Directors of proxies for use at the Annual Meeting of Stockholders of our company to be held on April 15, 2020, at 8:00 a.m. Central Daylight Time, at the Hilton Nashville Downtown, 121 4th Avenue S., Nashville, Tennessee.

Under rules of the Securities and Exchange Commission, or “SEC”, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our stockholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

The company is mailing the Notice of Internet Availability of Proxy Materials on or about March 6, 2020, to each stockholder at the holder’s address of record.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on April 15, 2020: The Notice of 2020 Annual Meeting of Stockholders, this Proxy Statement and our 2019 Annual Report are also available at www.proxydocs.com/aos.

Record Date

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 18, 2020 (the “Record Date”). As of the Record Date, we had issued 26,175,113 shares of Class A Common Stock, par value $5 per share, 26,044,733 shares of which were outstanding and entitled to one (1) vote each for Class A Common Stock directors and other matters. As of the Record Date, we had issued 164,532,481 shares of Common Stock, par value $1 per share, 135,960,397 shares of which were outstanding and entitled to one (1) vote each for Common Stock directors and one-tenth (1/10th) vote each for other matters.

Class Voting for Directors

Under our Restated Certificate of Incorporation, as long as the number of outstanding shares of our Common Stock is at least 10% of the aggregate number of outstanding shares of our Class A Common Stock and Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. The holders of our Common Stock are entitled to elect, as a class, 33 1/3% of our entire Board of Directors, rounded up to the next whole director, and the holders of our Class A Common Stock are entitled to elect the remainder of the Board. The holders of our Class A Common Stock have the right to elect the remainder of the directors of the Board pursuant to the preceding sentence as long as the number of outstanding shares of our Class A Common Stock is 12.5% or more of the aggregate number of outstanding shares of our Class A Common Stock and Common Stock. Stockholders are entitled to one (1) vote per share in the election of directors for their class of stock. As a result of these provisions and the shares of the two classes of our stock that are outstanding, holders of Common Stock will elect four directors at the Annual Meeting and holders of Class A Common Stock will elect six directors.

Quorum

A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the Annual Meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker non-votes, if any, are counted as present in determining whether the quorum requirement is met.

Required Vote

Directors are elected by a plurality of the votes cast, by proxy (whether by Internet, telephone or mail) or in person, with the holders voting as separate classes. This means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will have no effect on the election of directors.

For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one (1) vote per share and the Common Stock entitled to one-tenth (1/10th) vote per share. The proposal to approve the compensation of our named executive officers by advisory vote, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm and the proposal to approve an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of authorized shares of Common Stock by 2,400,000, will be approved if a majority of the votes present or represented at the meeting and entitled to vote on the matter are cast in favor of the matter. On all such other matters, an abstention will have the same effect as a vote “against” but, because shares held by brokers will not be considered entitled to vote on matters as to which the beneficial owners withhold authority, a broker non-vote will have no effect on the vote.

Cost of Soliciting Proxies

The cost of soliciting proxies, including preparing, assembling and mailing the Proxy Statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by us, except for some costs associated with individual stockholders’ use of the Internet or telephone. In addition to solicitation by mail, directors, officers, regular employees and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. We may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners.

How to Vote

Via the Internet – Stockholders of record can simplify their voting by voting their shares via the Internet as instructed in the Notice of Internet Availability of Proxy Materials. The Internet procedures are designed to authenticate a stockholder’s identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting for stockholders of record is available 24 hours a day and will close at 11:59 p.m. (CDT) on April 13, 2020.

By Telephone – Stockholders of record who received a paper Proxy Card can vote their shares by a toll-free number on the Proxy Card or in the voting instruction form sent by their broker, bank or other agent. Telephone voting for stockholders of record is available 24 hours a day and will close at 11:59 p.m. (CDT) on April 13, 2020.

By Mail – Stockholders of record who have received a paper Proxy Card may vote by completing, signing and dating their Proxy Card and mailing it in the pre-addressed envelope. Proxy Cards submitted by mail must be received by April 14, 2020, for your shares to be voted. Stockholders who hold shares beneficially in street name and received a voting instruction form from their broker, bank or other agent may vote by completing, signing and dating the instruction form provided by the broker, bank or other agent and mailing it in the pre-addressed envelope provided.

If you vote via the Internet, by telephone or by mailing a Proxy Card, we will vote your shares as you direct. For the election of directors, you can specify whether your shares should be voted “for” all or some of the nominees for director listed or you may “withhold” your vote from all or some of the nominees for director. With respect to the proposal to approve the compensation of our named executive officers by advisory vote, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm and the proposal to approve an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of authorized shares of Common Stock by 2,400,000, you may vote “for” or “against” any proposal or you may “abstain” from voting on any proposal.

If you submit a proxy via the Internet, by telephone or by mailing a Proxy Card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board of Directors as stated in this Proxy Statement. Specifically, we will vote in favor of our nominees for directors, in favor of approving the compensation of our named executive officers, in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and in favor of an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of the authorized shares of Common Stock by 2,400,000. If any other matters are properly presented at the Annual Meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date of the Notice of 2020 Annual Meeting of Stockholders, we knew of no other matters to be presented at the Annual Meeting.

At the Annual Meeting – Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring such proxy to the Annual Meeting.

Revocation of Proxies

You may revoke your proxy at any time before the Annual Meeting by delivering written notice of revocation or a duly executed proxy bearing a later date to the Corporate Secretary of our company or by attending the meeting and voting in person.

Stockholders Sharing the Same Address

SEC rules permit us to deliver only one copy of a single set of proxy materials to multiple stockholders sharing the same address. Upon written or oral request, we will promptly deliver a separate copy of our Annual Report and/or this Proxy Statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify our company of their requests by calling or writing Patricia K. Ackerman, Senior Vice President, Investor Relations, Treasurer, and Corporate Responsibility and Sustainability, A. O. Smith Corporation, P.O. Box 245008, Milwaukee, Wisconsin, 53224-9508; 414-359-4130.

Attendance at Annual Meeting

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. We request that you notify us if you plan to attend the meeting. Please contact us by email to jstern@aosmith.com or by telephone at 414-359-4000 and provide your name, address, telephone number with area code, and note that you plan to attend the Annual Meeting. We will maintain a list of verified stockholders at the Annual Meeting.

Please submit your Annual Meeting pre-registration request by the end of business on Thursday, April 9, 2020.

PRINCIPAL STOCKHOLDERS

The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of our stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 2019.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Class A Common Stock	Smith Family Voting Trust 11270 West Park Place Milwaukee, WI 53224	25,141,200	[1]	96.51%

Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	15,869,606	[2]	11.57%

Common Stock	BlackRock Inc. 55 East 52nd Street New York, NY 10055	11,656,493	[3]	8.50%

Common Stock	State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	9,276,979	[4]	6.77%

[1]

The Smith Family Voting Trust (the “Voting Trust”) owned 25,141,200 shares of Class A Common Stock and 1,573,249 shares of Common Stock as of December 31, 2019. Pursuant to our Amended and Restated Certificate of Incorporation, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. As a result, a holder of shares of Class A Common Stock is deemed to beneficially own an equal number of shares of Common Stock. However, to avoid overstatement of the aggregate beneficial ownership of both classes of our outstanding capital stock, the shares of Class A Common Stock listed in the table do not include shares of Common Stock that may be acquired upon the conversion of outstanding shares of Class A Common Stock. The trustees of the Voting Trust are Bruce M. Smith, Mark D. Smith and Robert L. Smith. Bruce M. Smith and Robert L. Smith are brothers, and Mark D. Smith is their cousin. The trustees do not have beneficial ownership of shares of Class A Common Stock or Common Stock owned by the Voting Trust. The Voting Trust has sole voting power, exercised by a majority of the three trustees, with respect to shares in the Voting Trust. Whenever beneficiaries of the Voting Trust possessing trust interests representing in the aggregate at least 75% of all the votes represented in the Voting Trust direct the sale of shares in the Voting Trust, the trustees must make the sale. If the trustees unanimously authorize a sale of shares in the Voting Trust, with the written consent of beneficiaries of the Voting Trust possessing trust interests representing in the aggregate a majority of all of the votes represented in the Voting Trust, the trustees may make the sale. The Voting Trust will exist until April 23, 2039, and thereafter for additional 30-year renewal periods unless earlier terminated by a vote of beneficiaries holding 75% or more of the votes in the Voting Trust or by applicable law.

[2]

Based on the Schedule 13G/A Vanguard Group, Inc. filed with the SEC on February 12, 2020. Vanguard Group, Inc. has sole voting power over 201,096 shares, shared voting power over 38,531 shares, sole dispositive power over 15,643,636 shares and shared dispositive power over 225,970 shares.

[3]	Based on the Schedule 13G/A BlackRock Inc. filed with the SEC on February 5, 2020. BlackRock Inc. has sole voting power over 10,376,161 and sole dispositive power over 11,656,493 shares.

[4]

Based on the Schedule 13G State Street Corporation filed with the SEC on February 13, 2020. State Street Corporation, together with its subsidiaries, has shared voting power over 8,603,091 and shared dispositive power over 9,276,007 shares.

Information on beneficial ownership is based upon Schedules 13D or 13G filed with the SEC and any additional information that any beneficial owners may have provided to us.

ELECTION OF DIRECTORS

At the 2020 Annual Meeting, ten directors are to be elected to serve until the next succeeding Annual Meeting of Stockholders and thereafter until their respective successors are duly elected and qualified. Owners of Common Stock are entitled to elect four directors, and owners of Class A Common Stock are entitled to elect the six remaining directors.

It is intended that proxies we are soliciting will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the ten nominees named below. All nominees have consented to being named in this Proxy Statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, then proxies will be voted for such substitute nominee as the Board of Directors may nominate.

Set forth below is information regarding the business experience of each nominee for director that has been furnished to us by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each nominee for director is a discussion of the experience, qualifications, attributes or skills that led to the conclusion that the nominee should serve as a director.

NOMINEES – CLASS A COMMON STOCK

RONALD D. BROWN – Former Vice Chairman, The Armor Group, Inc.

Mr. Brown, 66, has been a director of our company since 2001. He is the chairperson of the Personnel and Compensation Committee and a member of the Nominating and Governance Committee of the Board. Mr. Brown served as interim chief executive officer of LSI Industries Inc. from April 2018 to October 2018, and was elected to its board of directors on November 6, 2018. LSI Industries Inc. is a U.S.-based designer, manufacturer and marketer of lighting, graphics and technology solutions for indoor and outdoor applications. Previously, Mr. Brown served from March 2017 to April 2018 as vice chairman of the Armor Group, Inc. which he joined in 2013 as chief operating officer. The Armor Group, Inc. is a certified woman-owned corporation that manufactures equipment and products and provides related services to a variety of industrial markets, including beverage and food service, medical, power generation, automobile and military. From 2009 until 2014, Mr. Brown was managing director of Taft Business Consulting, LLC, a consulting group affiliated with the law firm of Taft Stettinius & Hollister LLP, which provides advisory services on a range of business issues. From 2010 to 2013, Mr. Brown served as chief financial officer of Makino, Inc., a privately held global metalworking technologies company. Prior to that, Mr. Brown was chairman and chief executive officer of Milacron Inc. from 2001 to 2008 and president and chief operating officer of Milacron Inc. from 1999 through 2001. He joined Milacron Inc. in 1980. Milacron is a supplier of plastic processing and metalworking fluid technologies. Mr. Brown serves on the boards of LSI Industries, Inc., where he is on the Executive and Compensation Committees, and Master Chemical Corporation, d/b/a Master Fluid Solutions, where he chairs the Compensation Committee. He is also an independent trustee of the James Advantage Funds where he serves on its Audit Committee, and a director of Clippard Instrument Laboratory, Inc. Mr. Brown also served on the board of Zep Inc., where he was chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee, from 2010 until it was acquired by New Mountain Capital in 2015. In addition, Mr. Brown was appointed by Governor Kasich to the University of Cincinnati Board of Trustees in 2013 and elected Chairman in 2019.

Mr. Brown’s broad experience as an executive with several publicly traded companies provides valuable insight for us as to the issues and opportunities facing our company. Further, he has international and manufacturing experience with LSI, The Armor Group and Milacron. In addition, his experience as a director of other publicly traded companies brings a different perspective to our Board. Mr. Brown also has experience as a chief financial officer and a corporate attorney. His legal background makes him well-suited to address legal and governance requirements of the SEC and New York Stock Exchange, both as chairperson of our Personnel and Compensation Committee and as a member of our Nominating and Governance Committee.

PAUL W. JONES – Retired Executive Chairman of the Board, A. O. Smith Corporation.

Mr. Jones, 71, has been a director of our company since 2004. He is a member of the Nominating and Governance Committee and the Personnel and Compensation Committee of the Board. He was executive chairman of the board of our company from 2013 until his retirement in 2014. Mr. Jones served as chairman of the board and chief executive officer of our company from 2011 to 2012; chairman of the board, president and chief executive officer from 2006 to 2011; and president and chief operating officer from 2004 to 2005. Prior to joining A. O. Smith, he was chairman and chief executive officer of U.S. Can Company, Inc. from 1998 to 2002. He previously was president and chief executive officer of Greenfield Industries, Inc. from 1993 to 1998 and president from 1989 to 1992. Mr. Jones has served as a director of Rexnord Corporation since 2014, where he is a member of the Compensation Committee, chairs the Executive Committee and was elected nonexecutive chairman in 2015. Mr. Jones served as a director of Federal Signal Corporation from 1998 until his resignation in May 2018, where he chaired the Nominating and Governance Committee and was a member of the Compensation and Benefits Committee. He also served as a director of Integrys Energy Group, Inc., where he chaired the Financial Committee and was a member of the Audit Committee from 2011 until its merger into Wisconsin Energy Corporation in 2015 and continued as a director and Audit Committee member of the newly formed entity, WEC Energy Group, Inc. until 2017. He also was a director of Bucyrus International, Inc. from 2006 until its acquisition by Caterpillar, Inc. in 2011 and chaired its Compensation Committee. In addition, he was the co-founder of The Water Council, a nonprofit organization headquartered in Milwaukee, Wisconsin that is dedicated to the development of the global water industry, and has been a member of the University of Evansville Board of Trustees since 2010.

Mr. Jones has extensive leadership experience as chief executive officer and chairman, both at our company and previously at U.S. Can and Greenfield Industries. He brings to our company this diverse background as the leader of a world-class manufacturing company. He is experienced in managing the operational activities of a large business and providing overall direction for a complex corporation like ours. Further, Mr. Jones is and has been a director of several other publicly traded companies and shares his insights as to best practices from those experiences.

AJITA G. RAJENDRA – Executive Chairman, A. O. Smith Corporation.

Mr. Rajendra, 68, has been a director of our company since 2011. He is a member of the Investment Policy Committee of the Board. Mr. Rajendra became executive chairman of our company in 2018. Mr. Rajendra previously served as chairman and chief executive officer from 2017 to 2018; chairman, president and chief executive officer from 2014 to 2017; president and chief executive officer from 2013 to 2014; and president and chief operating officer from 2011 to 2012. Mr. Rajendra joined the company as president of A. O. Smith Water Products Company in 2005 and was named executive vice president of the company in 2006. Prior to joining the company, Mr. Rajendra was senior vice president at Kennametal, Inc., a manufacturer of cutting tools, from 1998 to 2004. Mr. Rajendra also serves on the board of Donaldson Company, Inc., where he is a member of the Audit Committee and Human Resources Committee, and on the board of The Timken Company, where he serves on the Audit and Compensation Committees. Further, Mr. Rajendra was a director of Industrial Distribution Group, Inc. from 2007 until its acquisition by Eiger Holdco, LLC in 2008.

Mr. Rajendra’s extensive manufacturing and international experience and service to our company as our executive chairman, previously as chief executive officer and in various other senior executive positions, brings to the Board knowledge and insight as to our company’s global operations and a thorough understanding of our products and markets. Further, Mr. Rajendra has experience as a director of other publicly traded companies.

BRUCE M. SMITH – Retired Chairman of the Board of Managers and Former Chief Executive Officer, Smith Investment Company LLC; Former Chairman of the Board, President and Chief Executive Officer, Smith Investment Company.

Mr. Smith, 71, has been a director of our company since 1995. He is the chairperson of the Investment Policy Committee and a member of the Personnel and Compensation Committee and the Nominating and Governance Committee of the Board. He was elected president of Smith Investment Company Inc. (“SICO”) in 1993 and served as chairman and chief executive officer of SICO from 1999 until its merger with our company in 2009. Shares of our Class A Common Stock and Common Stock were SICO’s principal asset and represented a controlling position in our company until the merger. Mr. Smith was a director of SICO from 1983 to 1988 and from 1991 to 2009. From 2009 until his retirement in 2012, Mr. Smith also was chief executive officer of Smith Investment Company LLC, an entity that held all of the assets and liabilities of SICO (other than our Class A Common Stock and Common Stock owned by SICO until the merger). From 2009 to 2016, Mr. Smith was chairman of the board of managers of Smith Investment Company LLC. He was also chief executive officer of Berlin Industries LLC, which was engaged in multicolor printing and related services, from 1996 until its sale in 2011. Further, Mr. Smith is one of three trustees of the Smith Family Voting Trust, which holds a controlling position in the stock of our company. Mr. Smith is a first cousin of Mark D. Smith, also a director of our company and also a trustee of the Smith Family Voting Trust, and brother of Robert L. Smith, who is a trustee of the Smith Family Voting Trust.

Mr. Bruce Smith has executive level experience in handling the operational activities of SICO, with its diverse businesses. Further, he has practical experience gained through his participation on the board of SICO prior to its merger into our company. Based on his employment with our company earlier in his career and his role as a director for more than 25 years, Mr. Smith is knowledgeable of company history and culture, and understands our long-term strategic and tactical plans. Mr. Smith is a member of the Smith family, which holds a controlling interest in the stock of our company.

MARK D. SMITH – Retired Business Manager, Strattec Security Corporation.

Mr. Smith, 58, has been a director of our company since 2001. He is a member of the Audit Committee of the Board. He served as a product business manager for Strattec Security Corporation from 1997 until his retirement in 2019. Strattec Security Corporation designs, develops, manufactures and markets automotive access control products including mechanical locks and keys, electronically enhanced locks and keys, steering column and instrument panel ignition lock housings, latches, and related access control products for major automotive manufacturers. In 2019, Mr. Smith was appointed one of three trustees of the Smith Family Voting Trust, which holds a controlling position in the stock of our company. Mr. Smith is a first cousin of Bruce M. Smith, who is also a director of our company and is also a trustee of the Smith Family Voting Trust, and a first cousin of Robert L. Smith, who is a trustee of the Smith Family Voting Trust.

Mr. Mark Smith is experienced in managing the operations of a manufacturing business, both at Strattec and previously with our company. Further, an important aspect of his position at Strattec was managing key customer relationships, and he brings this orientation to his service on our Board. Based on his long service to our company, both as a director and as an employee early in his career, Mr. Smith is knowledgeable of company history and culture, and understands our long-term strategic and tactical plans. Mr. Smith is also a member of the Smith family, which holds a controlling interest in the stock of our company.

KEVIN J. WHEELER – President and Chief Executive Officer, A. O. Smith Corporation.

Mr. Wheeler, 60, has been a director of our company since 2017. He is a member of the Investment Policy Committee of the Board. Mr. Wheeler was elected president and chief executive officer of our company in 2018. From 2017 to 2018, he was president and chief operating officer of our company. From 2013 to 2017, Mr. Wheeler held the position of senior vice president of A. O. Smith Corporation and president and general manager of its North America, India, Europe Water Heating and Export business, which was then the company’s largest operating unit. Mr. Wheeler previously served as managing director of our company’s European operations, where he had responsibility for water heater business in Europe and the Middle East, and upon his return to the United States from the Netherlands, served as Vice President-International, with responsibility for all European and Asian operations, including China. Mr. Wheeler joined the company in 1993 as a regional sales manager and has held positions of increasing responsibility.

Mr. Wheeler has extensive sales, manufacturing and international experience in various executive positions with our company, most recently as our president and chief executive officer, and brings to the Board a thorough understanding of our products and markets worldwide.

NOMINEES – COMMON STOCK

WILLIAM P. GREUBEL – Retired Chief Executive Officer and Director, Wabash National Corporation.

Mr. Greubel, 68, has been a director of our company since 2006. He is the chairperson of the Nominating and Governance Committee and a member of the Personnel and Compensation Committee of the Board. Mr. Greubel was the chief executive officer of Wabash National from 2002 to 2007 and held various director positions with Wabash National, including chairman and executive director, until his retirement as a director in 2009. Wabash National is one of the leading manufacturers of semi-truck trailers in North America, specializing in the design and production of dry freight vans, refrigerated vans, flatbed trailers, drop deck trailers, dry and wet trailers and intermodal equipment. Mr. Greubel previously was chief executive officer of Accuride Corporation from 1998 until 2002 and president from 1994 until 1998. Mr. Greubel served as a director of Wabash National from 2002 to 2009 and of privately held Utilimaster Corp. from 2002 to 2009.

Mr. Greubel is an experienced chief executive officer, having held this leadership position at Wabash National and Accuride Corporation. By virtue of this role, he has demonstrated his capability to effectively oversee the overall direction of a publicly traded company and to manage a large manufacturing company like ours. Mr. Greubel’s experience and guidance in managing corporate restructuring and change in a large organization have been important to our acquisition integration activities.

DR. ILHAM KADRI – Chief Executive Officer and Director, Solvay S.A.

Dr. Kadri, 51, has been a director of our company since 2016. She is a member of the Audit Committee of the Board. Dr. Kadri joined Solvay S.A. in January 2019, and assumed the position of chairman of the executive committee, member of the board of directors and chief executive officer of Solvay S.A. in March 2019. Solvay is an advanced materials and specialty chemical company headquartered in Brussels, Belgium, with operations in more than 60 countries. Dr. Kadri was president and chief executive officer of Diversey, Inc. from 2017 to 2018. Diversey, Inc. is a leading provider of cleaning and hygiene products to the hospitality, healthcare, food and beverage, food service, retail and facility management sectors, with customers worldwide. Diversey, Inc. was spun off from Sealed Air Corporation in 2017, where Dr. Kadri was vice president and president of the Diversey Care division from 2013 to 2017. Prior to joining Sealed Air Corporation, Dr. Kadri was with Dow Chemical Company from 2007 until 2012, where she was the general manager of the Dow Advanced Materials Division, a specialty materials provider in the Middle East, Africa, and Europe, and the commercial director for Dow Water & Process Solutions, a global leader in sustainable separation and purification technology, following its acquisition of Rohm and Haas, where she served as a marketing director for the construction, coatings and industrial division. Dr. Kadri started her career with Royal Dutch Shell PLC in Belgium and has held positions of increasing financial and global responsibility with public and private companies.

Dr. Kadri has extensive international experience, having held executive leadership roles in Europe, the Middle East and Africa. In addition, as a chemical engineer, with a master’s degree in physics and chemistry, and a doctorate degree in reactive extrusion, Dr. Kadri brings a unique perspective on manufacturing and research and development, with a focus on sustainability and water technology that are directly applicable to our industry. She also has broad mergers and acquisition experience that benefits our company. As an added benefit, Dr. Kadri brings gender and ethnic diversity to our Board.

IDELLE K. WOLF – Retired President, Barnes Distribution.

Ms. Wolf, 67, has been a director of our company since 2005. She is a member of the Audit Committee of the Board. Ms. Wolf was president of Barnes Distribution from 2006 to 2007 and vice president of Barnes Group Inc. from 2000 to 2007. She previously was president of Barnes Distribution North America from 2004 through 2005. She joined Barnes Group Inc. as vice president and as chief operating officer of Barnes Distribution in 2000. Barnes Distribution is a leading distributor of maintenance, repair, operating and production supplies with distribution centers in North America, Europe and Asia.

Ms. Wolf has extensive executive level financial and operating experience. She is a Certified Public Accountant with audit experience and has a thorough knowledge and understanding of generally accepted accounting principles and auditing standards and how they apply to budgeting and financial reporting systems. Accordingly, Ms. Wolf serves on our Audit Committee and is qualified as an audit committee financial expert under SEC regulations. Ms. Wolf also adds a distribution orientation to our Board, with a thorough understanding of distribution issues and opportunities on a worldwide basis. As an added benefit, Ms. Wolf brings gender diversity to our Board.

GENE C. WULF – Retired Director and Executive Vice President, Bemis Company, Inc.

Mr. Wulf, 69, has served as a director of our company since 2003. He is the chairperson of the Audit Committee of the Board. Until his retirement in 2011, Mr. Wulf served as executive vice president of Bemis Company, Inc., where he was responsible for integration of acquisitions, as well as global corporate strategy and information technology. He previously was senior vice president and chief financial officer of Bemis Company, Inc. from 2005 to 2010; was vice president, chief financial officer and treasurer from 2002 through 2005; and was vice president and controller from 1998 to 2002. He also served as a director of Bemis Company, Inc. from 2006 until his retirement in 2011. Bemis Company, Inc. was a large flexible packaging company, which was acquired by Amcor plc in 2019.

Mr. Wulf is proficient in developing and managing a broad-based financial function and is familiar with financial analytics used to measure business performance in a manufacturing company. He has a thorough knowledge and understanding of generally accepted accounting principles and auditing standards and how they should be applied to budgeting and financial reporting systems. Based on his experience as a chief financial officer of a publicly held company, he shares his insights as to the best practices at companies like ours. With his strong financial background, Mr. Wulf serves on our Audit Committee and, further, meets the SEC definition of an audit committee financial expert. In addition, he has provided a practical orientation with respect to the business consolidation that our company has undertaken over the last several years.

GOVERNANCE OF OUR COMPANY

The Board of Directors

Our business is managed under the direction and oversight of the Board of Directors, who are elected by the stockholders. Directors meet their responsibilities by participating in meetings of the Board of Directors and Board Committees on which they sit, through communication with our executive chairman, chief executive officer and other officers and employees, by consulting with our independent registered public accounting firm and other third parties, by reviewing materials provided to them and by visiting our offices and plants. During 2019, the Board held ten meetings, including five that were conducted telephonically. The standing Committees of the Board of Directors held a total of 29 meetings, including eleven meetings that were conducted telephonically. All directors attended at least 75% of the meetings of the Board and Committees on which they served during 2019. Although we have no formal policy on director attendance, all ten of our directors attended our 2019 Annual Meeting of Stockholders.

The nonmanagement directors of the Board met in executive session without management present five times in 2019. The presiding director who presides at such meetings rotates on an annual basis among the chairpersons of the following Committees in the following order: Audit Committee, Nominating and Governance Committee, Personnel and Compensation Committee and Investment Policy Committee. The presiding director from April 2019 to April 2020 is William P. Greubel, the chairperson of the Nominating and Governance Committee. The presiding director from April 2020 to April 2021 will be Ronald D. Brown, the chairperson of the Personnel and Compensation Committee. Any party wishing to communicate with the presiding director may send correspondence to the Presiding Director, c/o James F. Stern, Corporate Secretary, A. O. Smith Corporation, 11270 West Park Place, P.O. Box 245008, Milwaukee, Wisconsin, 53224-9508.

Director Independence and Financial Literacy. The Smith Family Voting Trust has the power to elect a majority of our Class A Directors, who make up a majority of the Board. As of December 31, 2019, the Smith Family Voting Trust directly or beneficially owned 96.5% of Class A Common Stock and therefore 96.5% of voting power with respect to the election of the Class A Directors. Since the Board is currently composed of six Class A Directors and four Common Stock Directors, the Smith Family Voting Trust effectively exercises control over voting power for a majority of the members of our Board of Directors, and therefore, we have qualified as a “controlled company” under the New York Stock Exchange (“NYSE”) rules. As a controlled company, under NYSE rules, we may choose to not have a majority of independent directors or compensation or governance committees consisting solely of independent directors. Notwithstanding our status as a controlled company, the Board has not elected to utilize the “controlled company” exemption in any respect because, as described below, we have a Board in which a majority of our members consist of independent directors, and all members of the Audit Committee, Personnel and Compensation Committee and Nominating and Governance Committee are independent for SEC and NYSE purposes.

As described in the Corporate Governance Guidelines available on our website, www.aosmith.com, we apply the NYSE rules to determine director independence. The Nominating and Governance Committee annually evaluates the independence of each director and makes recommendations to the Board. As part of this process, the Committee evaluates any related party transactions disclosed by directors in the detailed Directors’ and Officers’ Questionnaires completed annually by each director. No transactions were above the reporting threshold for related party transactions under SEC rules. In making its recommendations, the Committee also applied the NYSE rules and evaluated any other legal, accounting and family relationships between directors and our company.

The Committee and the Board also considered that Bruce M. Smith and Mark D. Smith are trustees who together can exercise control over the Smith Family Voting Trust and that they and their descendants are also beneficiaries of material economic interests associated with the Class A Common Stock subject to this trust. The members of the Committee and Board (other than Bruce M. Smith and Mark D. Smith) concluded that such voting power and interests do not impair the independence of either Bruce or Mark Smith and that the economic interests in stock of the company of which they and their descendants are beneficiaries align their interests with those of stockholders generally, consistent with NYSE Commentary to Rule 303A.02 (Independence Tests) which states that “the Exchange does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding.”

The Board has determined that Messrs. Brown, Jones, Greubel, Bruce M. Smith, Mark D. Smith and Wulf, Dr. Kadri and Ms. Wolf meet the NYSE independence requirements. Messrs. Rajendra and Wheeler are considered management directors by virtue of their current positions as executive officers of our company. Mr. Rajendra will continue to be considered a non-independent director pursuant to the NYSE rules until three years after he steps down from his role as executive chairman.

The Board recognizes that the NYSE rules require financial literacy of Audit Committee members only. Notwithstanding that, as a best practice, the Board has reviewed the qualifications and experience of all of the Board members and determined that each director is financially literate within the meaning of the NYSE rules.

Board Composition. We believe that the makeup of the Board should be tailored to our company’s evolving needs. Our goal is a mix of tenure, diversity, skills and experience on the Board, with a balance of longer-tenured, experienced directors and newer directors with fresh perspectives. Our Nominating and Governance Committee periodically reviews the experience and expertise of our Board and considers the on-going and evolving needs of the company as well as appropriate changes based on those needs and the requirements of our Corporate Governance Guidelines, including those mandating that, absent a waiver by the Board, directors not stand for election beyond age 72. The addition of Dr. Kadri to our Board in 2016 brought a new and independent perspective, particularly on international water treatment, as well as diversity. Similarly, Mr. Wheeler joined our Board in 2017, bringing more than 26 years of experience in our industry.

We believe that longer-tenured directors with experience and institutional knowledge bring critical skills to the boardroom. We believe their long-term perspective has been an advantage to us as we entered new markets, providing both historical perspective and a better understanding of upcoming challenges. Further, we believe that long-term service does not adversely affect director independence. To the contrary, with their in-depth knowledge of the company, these directors are comfortable speaking up and asking probing questions, which we believe improves the ability of the Board to provide constructive guidance and informed oversight. Further, given the voting power exercised by the Smith Family Voting Trust, representation of the persons controlling that Trust works to align the interests of our largest stockholder with those of the Board, through their exposure to the company’s strategic and operational planning and decision-making, and their active participation in the governance of the company. For all these reasons, we believe that arbitrary term limits are not necessarily beneficial and may deprive the Board of the valuable contributions of its most experienced members.

We also recognize that after Mr. Rajendra assumed the role of executive chairman, we are in the position of having two former chief executive officers, Mr. Jones and Mr. Rajendra, serving on the Board. We believe this structure provides a significant benefit to our company, complementing the perspectives of our new executive leadership and the members of our Board who have joined us in the past several years. Together, these individuals presided over two successive periods of highly profitable growth for our company and provide an invaluable perspective. During his tenure as chief executive officer from 2006 to 2012, Mr. Jones guided our transformation into a global water technology company while delivering a total stockholder return of over 500 percent. Mr. Rajendra built on this foundation while chief executive officer from 2013 to 2018, during which we increased earnings per share at a compound annual rate of nearly 21 percent. Messrs. Jones and Rajendra are also substantial stockholders of the company, owning 182,321 and 350,509 shares, respectively, as of December 31, 2019, and closely aligning their interests with those of stockholders generally.

Board Information and Stockholder Communications. We are committed to making our corporate governance information accessible to stockholders and other interested parties. Accordingly, on our website, www.aosmith.com, under the “Investors” heading, and then “Governance” subheading, we have published the A. O. Smith Corporation Guiding Principles and the Financial Code of Ethics and provided a link for Stockholder Contacts to Communicate with Directors. Likewise, under “Investors,” “Governance,” and then “Board of Directors,” we have provided a list of the members of our Board of Directors and the Charters for the Audit, Investment Policy, Nominating and Governance, and Personnel and Compensation Committees. Further, under the “Board Committees and Charters” subheading, we have Committee Assignments, Corporate Governance Guidelines and Criteria for Selecting Board of Director Candidates. Finally, SEC filings, including our Form 10-K, Forms 10-Q, Forms 8-K, Proxy Statement and Section 16 filings, are available for review on this website under the heading “Investors,” and then “SEC Filings” subheading. Stockholders may also request that these documents be mailed by sending their request to the address provided below.

We encourage communication with our directors. Any interested party may communicate with a particular director, all directors, nonmanagement or independent directors as a group or the presiding director by mail or courier addressed to him/her or the entire Board in care of the Corporate Secretary at the following address:

c/o James F. Stern, Corporate Secretary

A. O. Smith Corporation

11270 West Park Place

P.O. Box 245008

Milwaukee, WI 53224-9508

The Corporate Secretary will forward this communication unopened to the addressed director.

Compensation Committee Interlocks and Insider Participation. The members of the Personnel and Compensation Committee are Ronald D. Brown, William P. Greubel, Paul W. Jones and Bruce M. Smith. No member of this Committee serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Personnel and Compensation Committee.

Procedure for Review of Related Party Transactions. Potential conflicts of interest must be approved in advance, including related party transactions reportable under SEC rules, or related to the Smith family, in accordance with our Corporate Governance Guidelines. We have a detailed code of conduct, the A. O. Smith Corporation Guiding Principles, which applies to all employees, officers and directors, and specifically addresses conflicts of interest. There has been no waiver of the code of conduct, requested or granted, for any directors or officers. Further, the Corporate Governance Guidelines provide the procedure for review of related party transactions reportable under SEC rules, with approval by the Nominating and Governance Committee required if any such transaction involves a director, executive officer or his/her immediate family members. Other than the matters identified in “Director Independence and Financial Literacy,” each of which was reviewed by the Nominating and Governance Committee and the Board and determined to not be material, there have been no related party transactions.

Potential Director Candidates. The Nominating and Governance Committee will consider any candidate recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate’s qualifications. All candidates’ minimum qualifications are identified in the Corporate Governance Guidelines and the Criteria for Selecting Board of Director Candidates, both of which can be found on our website by clicking on “Investors,” then “Governance,” followed by “Board Committees and Charters.” To summarize, all nonmanagement candidates should be independent and possess substantial and significant experience which would be of value to our company in the performance of the duties of a director. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest, have an inquiring mind and vision, and possess the ability to work collaboratively with others. Further, Directors should have diverse backgrounds and expertise, including diversity of gender and race, required for the Board to fulfill its duties. Each candidate must have the time available to devote to Board activities and be of an age that, if elected, the candidate could serve on the Board for at least five years before reaching the mandatory retirement age, which is 72, absent a waiver approved by the Board. Finally, we believe it appropriate for certain key members of our management to participate as members of the Board, while recognizing that a majority of independent directors must be maintained at all times. All candidates will be reviewed in the same manner, regardless of the source of the recommendation. Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, background and experience are complementary and, together, cover the spectrum of areas that impact our business.

A stockholder recommendation of a director candidate must be received no later than the date for submission of stockholder proposals. Please see the section of this proxy entitled, “Date for Stockholder Proposals.” The recommendation letter should be sent by mail to the Chairperson, Nominating and Governance Committee, c/o James F. Stern, Corporate Secretary, A. O. Smith Corporation, 11270 West Park Place, P.O. Box 245008, Milwaukee, Wisconsin 53224-9508.

The recommendation letter must, at a minimum, provide the stockholder’s name, address, the number and class of shares owned; the candidate’s biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder’s opinion as to whether the stockholder recommended candidate meets the definitions of “independent” and “financially literate” under the NYSE rules. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate’s statement that he/she meets these requirements and those identified on our website; is willing to promptly complete the questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; and consents to serve on the Board if elected.

Board Committees

The Board of Directors has delegated some of its authority to Committees of the Board. There are four standing Committees: the Audit Committee, the Personnel and Compensation Committee, the Investment Policy Committee and the Nominating and Governance Committee. Each standing committee is discussed below.

Audit Committee. The Audit Committee consists of four members, each of whom meets the independence and financial literacy requirements of the NYSE and the SEC. The Audit Committee is responsible for appointing the firm that will act as our independent registered public accounting firm. The Audit Committee’s duties and responsibilities are set forth in its Charter, which has been approved by the Board of Directors and is available on our website. The Board of Directors has determined that Ms. Wolf and Mr. Wulf qualify as “audit committee financial experts” as defined by the SEC. The Audit Committee met fifteen times during 2019, with ten of those meetings being telephonic. The Report of the Audit Committee is included as part of this Proxy Statement.

Personnel and Compensation Committee. The Personnel and Compensation Committee is responsible for establishing and administering our compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives and evaluates the performance of the executive chairman and chief executive officer in light of established goals and objectives. As it deems appropriate, the Committee may retain independent consultants to provide recommendations as to executive compensation. The Committee reviews the recommendation of the Nominating and Governance Committee concerning any conflicts involving such consultants and makes a determination as to their independence prior to their retention. The Committee also directs the senior vice president – human resources and public affairs to prepare computations for its consideration and considers recommendations of the chief executive officer as to compensation of executives other than the executive chairman and the chief executive officer. The Committee also has authority to establish subcommittees and delegate authority to such subcommittees to accomplish the duties and responsibilities of the Committee. The Committee has established a subcommittee consisting of Messrs. Brown, Greubel and Bruce Smith and delegated to it certain responsibilities of the Board and the Committee with respect to compensation under agreements and plans entered into prior to tax law changes in 2017, which are intended to qualify as grandfathered “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and to perform other duties delegated from time to time by the Board or the Committee. The last performance-based compensation grandfathered for purposes of Section 162(m) vested as of February 2020. Going forward, the Committee will evaluate the on-going purpose of the subcommittee. Each of Messrs. Brown, Greubel and Bruce Smith meets the requirements to be considered an “outside director” within the meaning of Section 162(m), as required for tax deductibility of the grandfathered agreements and plans.

The Personnel and Compensation Committee’s duties and responsibilities are set forth in its Charter, which has been approved by the Board and is available on our website. The Committee consists of four directors, all of whom are independent under NYSE rules and have been determined to be independent of any conflict with respect to the Committee’s compensation consultant. The Committee held five meetings during 2019, including one telephonic meeting. The Personnel and Compensation Committee Report is included as part of this Proxy Statement.

Investment Policy Committee. The Investment Policy Committee is responsible for establishing investment policy and certain other matters for all of our qualified retirement plans. The responsibilities and duties of the Investment Policy Committee are set forth in its Charter, which has been approved by the Board and is available on our website. The Investment Policy Committee consists of three members. The Investment Policy Committee held four meetings during 2019.

Nominating and Governance Committee. The Nominating and Governance Committee oversees our governance processes and procedures, assists the Board in identifying qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. This Committee reviews our company’s and the Board Committees’ structures to ensure appropriate oversight of risk. Further, the Committee provides direction to the Board as to the independence, financial literacy and financial expertise of directors, and the composition of the Board and its Committees. As part of its responsibilities, the Committee reviews the independence of consultants to the Personnel and Compensation Committee and makes recommendations to the Personnel and Compensation Committee as to their independence. The Committee also is responsible for reviewing and making recommendations to the Board as to director compensation. In addition, the Committee provides oversight to the Board with respect to our on-going Corporate Responsibility and Sustainability program to ensure program milestones are met. The responsibilities and duties of the Nominating and Governance Committee are set forth in its Charter, which has been approved by the Board and is available on our website. The Committee consists of four members, all of whom are independent under the NYSE rules. The Nominating and Governance Committee met five times during 2019. The Report of the Nominating and Governance Committee is included as part of this Proxy Statement.

The table below shows Committee membership and the number of meetings of the full Board and each standing Committee in 2019.

Name	Board	Audit	Personnel and Compensation	Investment Policy	Nominating and Governance
Ronald D. Brown	X		Chair		X

William P. Greubel*	Presiding		X		Chair

Paul W. Jones	X		X		X

Dr. Ilham Kadri	X	X

Ajita G. Rajendra	Chair			X

Bruce M. Smith	X		X	Chair	X

Mark D. Smith	X	X

Kevin J. Wheeler	X			X

Idelle K. Wolf	X	X

Gene C. Wulf	X	Chair

Number of Meetings – 2019	10	15	5	4	5

*	Presiding director for the period of April 2019-April 2020.

Our Leadership Structure

A priority for our Board and its Committees has been the thoughtful and orderly transition of the chairman and chief executive officer position. As part of this on-going process, in 2018 we split the positions of chairman and chief executive officer. This was implemented when, as part of the planned succession of Ajita G. Rajendra, Kevin J. Wheeler became chief executive officer and Mr. Rajendra retained the role of executive chairman. We believe this structure ensured an orderly transition of our company leadership, which benefits our stockholders, customers, employees, business partners and other key stakeholders. Historically, our company has employed a leadership structure where our chief executive officer also serves as chairman of the Board. We anticipate that a combined role will be the end result of our planned chief executive officer succession process. We believe this structure has served us well for many years, and will provide a single strong leader for our company.

While we recognize that the executive chairman position is held by an executive officer, we believe the independent members of our Board and the four standing Board Committees provide appropriate oversight. In this regard, the Audit Committee oversees the accounting and financial reporting processes, as well as legal and compliance matters. The Personnel and Compensation Committee oversees the annual performance of our executive chairman and chief executive officer, as well as our executive compensation program. The Nominating and

Governance Committee evaluates independence issues and monitors matters such as the composition of the Board and its Committees, Board performance and “best practices” in corporate governance. The Investment Policy Committee oversees our investments with respect to benefit plans. Each Committee is led by an independent chairperson other than the executive chairman or the chief executive officer, and as discussed in more detail in this Proxy Statement, the entire Board of Directors is actively involved in overseeing our risk management. Altogether, we believe this framework strikes a sound balance with appropriate oversight.

Further, we have a presiding director who is an independent director and chairs meetings of all nonmanagement directors in executive session, and consults with the executive chairman on Board agendas, materials and topics, as well as provides feedback from the meeting of the independent directors. These meetings are held in conjunction with regular Board meetings. In 2019, each in-person Board meeting included a nonmanagement directors’ session. This allows directors to speak candidly on any matter of interest, without the executive chairman, the chief executive officer or other managers present. In accordance with our Corporate Governance Guidelines, the role of presiding director rotates on an annual basis, as opposed to a meeting- by-meeting rotation, to provide continuity in director oversight. We believe this structure provides consistent and effective oversight of our management and our company.

Our directors bring a broad range of leadership experience to the boardroom and regularly contribute to the thoughtful discussion involved in overseeing the affairs of our company. We believe all Board members are well-engaged in their responsibilities, and all Board members express their views and are open to the opinions expressed by other directors. We conduct a robust evaluation of our Board annually to help ensure that the Board is open and well-functioning and to identify and address any director concerns. We do not believe that appointing an independent board chairman, or a permanent presiding director, would improve the performance of the Board.

Consideration of Risk

Our Board is actively involved in overseeing our risk management. Operational and strategic presentations by management to the Board include consideration of the challenges and risks to our business, and the Board and management actively engage in discussion on these topics. Periodically, the Board also reviews and discusses a report from management on risk issues and also receives more detailed presentations on specific risk topics relevant to our company at a majority of Board meetings each year. This report is compiled by senior management and approved by the chief executive officer.

In addition, each of our Board Committees considers risk within its area of responsibility. For instance, our Audit Committee asks management to address a specific critical accounting issue at most of its meetings and considers the overall impact that the issue has on our financial position and risk profile. In addition, they discuss legal and compliance matters and assess the adequacy of our risk-related internal controls. Further, the Audit Committee oversees the frequency and creation of surveys by management as part of our company’s Enterprise Risk Management Program. The Audit Committee also reviewed with the Board and management the company’s Enterprise Risk Management (ERM) program, including specific risk topics that are addressed in presentations to the Board, including information security risk and privacy compliance. Likewise, the Personnel and Compensation Committee considers risk and structures our executive compensation programs with an eye to providing incentives to appropriately reward executives for growth without undue risk taking. Each year, the Personnel and Compensation Committee also performs a risk assessment with respect to our executive compensation program and reviews the executive succession process. The Investment Policy Committee evaluates the risk and return of our investments for retirement plans and has retained a financial advisor to assist on such matters. The Nominating and Governance Committee annually reviews governance practices with respect to risk and oversight. Additionally, on an annual basis, the Nominating and Governance Committee reviews our company’s and Board Committees’ structures to ensure appropriate oversight of risk.

Further, our approach to compensation practices and policies applicable to employees throughout our organization is consistent with that followed for executives. In this regard, the Personnel and Compensation

Committee analyzed our compensation and, among other things, concluded that no individual business segment carries a significant portion of our risk profile; has significantly different compensation structure from the others; pays compensation expenses as a significant percentage of its revenue, or varies significantly from the overall risk and reward structure of our company. Accordingly, we believe that risks arising from our operating environment and our incentive programs are not reasonably likely to have a material adverse effect on our company.

We typically benchmark our compensation and benefits packages at all levels of the organization every year. Base pay, bonus targets and long-term incentives are targeted to market median for each position. Most exempt salaried positions are eligible for participation in a bonus program. For employees in a corporate function, annual incentive programs are based upon attainment of the same Return on Equity targets as our executives. Annual incentive programs at our business segments are based upon attainment of financial and strategic objectives established and approved annually. A limited number of key managers are eligible to participate in a long-term incentive program that awards stock options and/or restricted stock units in varying amounts based upon position and market comparisons. However, awards normally are subject to at least a three-year cliff vesting or pro-rata vesting period. We feel this combination of base salary, bonus plans tied to critical financial measurements and long-term incentives with three-year or more vesting periods is balanced and serves to motivate our employees to accomplish our company objectives and retain key employees while avoiding unreasonable risk taking.

Corporate Responsibility and Sustainability

We are committed to growing our business in a sustainable and socially responsible manner consistent with our Guiding Principles. This commitment has driven us to design, engineer, and manufacture highly innovative and efficient products in an environmentally responsible manner that helps reduce energy consumption, conserve water, and improve drinking water quality and public health. Consistent with this commitment, we issued a Corporate Responsibility & Sustainability (“CRS”) report in 2018 detailing our company’s historic and current CRS efforts. As part of our on-going efforts, we plan to issue an updated CRS report in 2020. Our CRS report is available on our website, www.aosmith.com. To further demonstrate our commitment, we also appointed Patricia K. Ackerman, Senior Vice President, Investor Relations, Treasurer and Corporate Responsibility and Sustainability with specific responsibility for our CRS efforts, including Chair of our CRS Council.

DIRECTOR COMPENSATION

Name[1]	Fees Earned or Paid in Cash ($)[2]	Stock Awards ($)[3,4]	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)[5]	Total ($)
Ronald D. Brown	$108,000	$127,543	—	—	—	—	$235,543

William P. Greubel	126,750	127,543	—	—	—	—	254,293

Paul W. Jones	96,000	127,543	—	—	—	—	223,543

Dr. Ilham Kadri	96,000	127,543	—	—	—	—	223,543

Bruce M. Smith	121,000	127,543	—	—	—	—	248,543

Mark D. Smith	96,000	127,543	—	—	—	—	223,543

Idelle K. Wolf	96,000	127,543	—	—	—	—	223,543

Gene C. Wulf	119,750	127,543	—	—	—	—	247,293

[1]	Mr. Rajendra and Mr. Wheeler, as employee directors, receive no compensation for their service as directors.

[2]	Includes amounts earned during 2019, even if deferred. No directors deferred director fees in 2019.

[3]

Reflects the grant date fair value of stock awards calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our 2019 Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Directors receive a stock award of Common Stock as part of their annual retainer. On April 9, 2019, each current director received a stock award worth $125,020, or, 2,299 shares valued at $54.38 per share, which was the adjusted average of the high and low prices on the grant date rounded up to the next whole share. Thereafter, on July 8, 2019, as part of the annual director compensation review, each current director received a stock award worth $2,523, or 55 shares valued at $45.88 per share. Mr. Brown has deferred his receipt of 55,682 shares until his separation from service as a director. Mr. Greubel deferred his receipt of 19,581 shares until his separation from service as a director. Mr. Bruce Smith has deferred his receipt of 40,413 shares until April 1, 2024, and 75,502 shares until his separation from service as a director. Ms. Wolf has deferred her receipt of 9,296 shares until her separation from service as a director. Deferred stock holdings include dividends on deferred stock which are paid in the form of restricted stock units.

[4]

Each director as of December 31, 2019, owned the following aggregate number of shares or restricted stock units in connection with service as a director: Mr. Brown, 91,578; Mr. Greubel, 19,581; Mr. Jones, 18,605; Dr. Kadri, 7,624; Mr. Bruce Smith, 137,545; Mr. Mark Smith, 109,113; Ms. Wolf, 63,673; and Mr. Wulf, 112,485. Please see the “Security Ownership of Directors and Management” Table for additional information.

[5]

None of the directors received perquisites or other personal benefits in an aggregate amount of $10,000 or more. We reimburse directors for transportation, lodging and other expenses actually incurred in attending Board and Committee meetings.

The Nominating and Governance Committee of the Board of Directors is responsible for reviewing and making recommendations to the Board as to director compensation, which is reviewed annually in July. Nonemployee directors are compensated in the form of cash and shares of Common Stock.

Following review of a Willis Towers Watson assessment of director compensation trends and other information concerning director compensation, the Committee implemented a streamlined director compensation program that eliminated all meeting fees and adjusted the Board and Committee retainers in January 2018. Thereafter, in July 2019, the Committee conducted its annual review and, based on the results of the annual benchmarking of director compensation provided by Willis Towers Watson, the Committee recommended and the Board approved an adjustment to the Board member cash retainer by $5,000 and an adjustment to increase the equity retainer by $5,000 per year. Prorated for the balance of the year, each non-employee director received an additional stock award of $2,523. No other changes were made.

Following this adjustment, directors receive a cash annual retainer of $75,000, paid in quarterly amounts of $18,750 and the presiding director receives an additional retainer of $25,000 annually. Each Personnel and Compensation Committee and Investment Policy Committee member receives an annual retainer of $13,000, paid quarterly, and each member of the Nominating and Governance Committee receives $10,500 annually, paid quarterly with the chairperson of each of these Committees receiving an additional $12,000 annual retainer. Each Audit Committee member receives an annual retainer of $23,500, paid quarterly with the chairperson receiving an additional $17,500 annual retainer. Each director receives Common Stock with a market value of $130,000 on the date of the award. We believe this simplified director compensation program provides greater transparency with respect to director pay. Directors who are our employees are not compensated for service as directors or Committee members or for attendance at Board or Committee meetings.

The Board requires that every new director participate in a detailed orientation, including visits to our key operations. This encompasses a review of business and financial operations, meetings with business executives and others, and an overview of our corporate governance policies and procedures. New directors receive no additional compensation for their participation in orientation matters.

The stock ownership requirement for directors is the two-year average of all cash compensation received by the director, multiplied by five. Each director is required to acquire beneficial ownership of A. O. Smith Corporation Common Stock having an aggregate value equal to this stock ownership requirement within five years of his or her election as a new director. All directors have met this requirement, except Dr. Kadri, who joined the Board approximately three years ago.

Certain directors have elected to defer the payment of their fees and receipt of Common Stock shares under the A. O. Smith Non-qualified Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows directors to defer all or a portion (not less than 25%) of their fees until a later date, but not later than the year in which the director ceases service as a director. Payments can be made in a lump sum or in not more than ten annual installments. This is handled as a bookkeeping entry, with gains and losses credited to the director’s account each month based on the director’s crediting election. The crediting election is used to designate the investment fund(s) as the basis for calculating the rate of return equivalent for the director’s account. The current funds available for a crediting election are: Fidelity VIP Money Market Division, PIMCO VIT Total Return Division, Principal LifeTime 2010 Division, Principal LifeTime 2020 Division, Principal LifeTime 2030 Division, Principal LifeTime 2040 Division, Principal LifeTime 2050 Division, Principal LifeTime 2060 Division, Principal LifeTime Strategic Income Division, Principal Global Investors - Equity Income Division, Vanguard VIF Balanced Division, MFS Growth Division, Vanguard VIF Equity Index Division, Vanguard VIF Mid Cap Index Division, American Century VP Mid Cap Value Division, American Funds Ins Series International Fund Division, Principal Bond Market Index Division, Janus Henderson Enterprise Division, Goldman Sachs VIT Small Cap Equity Insights Division, Calvert VP Russell 2000 Small Cap Index Division and A. O. Smith Stable Value Fund. No directors elected to defer payment of director fees during 2019. Ronald D. Brown and William P. Greubel have deferred receipt of their stock awards in 2019, which consequently are treated as restricted stock units. Dividends on stock which have been deferred as restricted stock units are also received in the form of restricted stock units based on the average of the high and low price of our Common Stock on the date of the dividend.

STOCK OWNERSHIP

Security Ownership of Directors and Management

The following table shows, as of December 31, 2019, the Class A Common Stock and Common Stock of our company beneficially owned by each director, each nominee for director, each named executive officer in the “Summary Compensation Table” and by all directors and executive officers as a group.

Name	Class A Common Stock[1,2]		Percent of Class A Common Stock	Common Stock[1,2]		Restricted Stock Units	Options Exercisable Within 60 Days	Percent of Common Stock
Ronald D. Brown	0		0	35,896		55,682	0	*
William P. Greubel	0		0	0		19,581	0	*
Paul W. Jones	0		0	182,321		0	0	*
Dr. Ilham Kadri	0		0	7,624		0	0	*
John J. Kita	0		0	34,411		16,680	53,934	*
Charles T. Lauber	0		0	25,032		8,415	10,585	*
Mark A. Petrarca	0		0	87,161		8,560	44,152	*
Ajita G. Rajendra	0		0	350,509	[3]	64,720	677,687	*
Bruce M. Smith	229,401	[4]	*	24,030	[5]	115,915	0	*
Mark D. Smith	238,003	[6]	*	147,569	[7]	0	0	*
James F. Stern	0		0	156,048		12,595	59,604	*
Kevin J. Wheeler	0		0	31,613		30,970	84,833	*
Idelle K. Wolf	0		0	54,377	[8]	9,296	0	*
Gene C. Wulf	0		0	112,485		0	0	*
All 25 Directors, Nominees and Executive Officers as a Group	467,404		1.79%	1,307,456		409,740	1,118,644	2.08%

*	Represents less than one percent.

[1]	Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

[2]

Shares of Class A Common Stock are convertible on a share-for-share basis into shares of Common Stock at any time at the discretion of each holder. As a result, a holder of shares of Class A Common Stock is deemed to beneficially own an equal number of shares of Common Stock. However, to avoid overstatement of the aggregate beneficial ownership of both classes of our outstanding capital stock, the shares of Class A Common Stock listed in the table do not include shares of Common Stock that may be acquired upon the conversion of outstanding shares of Class A Common Stock. Similarly, the percentage of shares of Common Stock beneficially owned is determined with respect to the total number of outstanding shares of Common Stock, excluding shares of Common Stock that may be issued upon conversion of outstanding shares of Class A Common Stock.

[3]	Included in this total are 272,346 shares beneficially owned because they are held by his spouse and 78,163 shares held by Mr. Rajendra.

[4]	Shares beneficially owned as a settler of a revocable family trust.

[5]	Included in this total are 15,892 shares that have been deferred and 2,400 shares that are beneficially owned as a settler of a revocable family trust and 5,738 shares held directly by Bruce M. Smith.

[6]	Included in this total are 234,327 shares beneficially owned as a settler of a revocable family trust and 3,676 shares beneficially owned because they are held by his spouse.

[7]

Included in this total are 29,500 shares beneficially owned as a settler of a revocable family trust, 8,956 shares beneficially owned because they are held by his spouse and 109,113 shares held directly by Mark D. Smith.

[8]	Included in this total are 48,014 shares beneficially owned because they are held in her spouse’s revocable trust and 6,363 shares held directly by Idelle K. Wolf.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

We believe that effective executive compensation programs are critical to our long-term success. We have developed compensation programs with the following objectives:

•	attracting and retaining world-class executives through a total compensation opportunity that is competitive within the various markets in which we compete for talent;

•

encouraging a pay-for-performance mentality by directly relating variable compensation elements to the achievement of financial and strategic objectives without encouraging undue risk taking. Incentive plans are designed to recognize and reward accomplishing individual goals, as well as our long-term objectives; and

•	promoting a direct relationship between executive compensation and our stockholder interests.

Our long-term incentive opportunities link a significant portion of executive compensation to our performance through restricted stock unit and stock option awards. Executive officers also are expected to comply with established stock ownership guidelines which require acquisition and retention of specific levels of our Common Stock. Our view is that this stock ownership encourages executive performance but discourages executives from taking undue risk.

We believe executive total compensation opportunity should increase commensurate with responsibility and capacity to influence our results. Additionally, as responsibility and accountability increase, so should the portion of compensation which is at risk. Therefore, not only do base salaries increase with position and responsibility, but short-term and long-term incentive opportunities as a percentage of total compensation increase as well.

Our executive compensation package is designed to strike a balance between short-term cash compensation in the form of fixed salaries and variable annual incentive plans and long-term compensation in the form of cash-based performance units and equity awards with three-year vesting periods. For the chief executive officer, approximately 20% of 2019 total target compensation was comprised of base salary, with the remaining 80% being variable compensation dependent on our company performance. The variable compensation was divided so that approximately 25% of total target compensation was attributable to annual incentive bonus and approximately 55% was long-term incentive compensation. The Committee approved a long-term incentive plan for 2019 which targeted 75% of the chief executive officer’s long-term incentives, or approximately 37% of total compensation, as equity-based awards.

For the other named executive officers, approximately 20-40% of total target compensation was comprised of base salary, with the remaining 60-80% being based on our company performance. The variable compensation is structured so that approximately 20-25% of total target compensation represents annual incentive bonus, with roughly 40-55% attributable to long-term incentive compensation. The Committee targeted 66% of the long-term incentives, or approximately 25-30% of total target compensation, as equity-based awards for those other named executive officers.

We believe this combination results in a competitive compensation package that provides an incentive for our executives to lead with a focus on short-term results, while positioning us for long-term sustained performance. With approximately 25-37% of their total compensation tied to equity awards, we believe the decisions of named executive officers are aligned with the best interests of our stockholders. We believe this combination of base pay and short-term and long-term incentives supports our objectives of pay-for-performance, while mitigating the potential for undue risk taking because it ties a significant portion of the executive officer’s compensation to sustained, long-term performance.

We believe our compensation philosophy is appropriate and aligned with stockholders, as demonstrated by our five year stock performance. We reported GAAP earnings per share of $2.22 for 2019 and $2.58 for 2018. We reported adjusted earnings per share of $2.61 for 2018, which Adjusted earnings excluded $5.0 million of after-tax restructuring and impairment costs related to a plant closing. No adjustments to GAAP earnings per share were made for 2019. The table below shows our total stockholder return for December 31, 2014 to 2019 compared to the S&P 500 Index and the S&P Select Industrials Index.

Comparison of Five-Year Cumulative Total Return

From December 31, 2014 to December 31, 2019

Assumes $100 Invested with Reinvestment of Dividends

Outside Consultants

Just as we compete for market share in highly competitive global markets, we compete for talent in equally competitive labor environments. In order to attract and retain critical leadership in these competitive environments, we strive to provide a comprehensive and competitive total compensation package. We utilize the resources of an independent compensation consultant to aid in establishing our programs and to monitor how they compare with the marketplace. Specifically, the Personnel and Compensation Committee (“PCC”) has retained Willis Towers Watson, a leading global executive compensation consulting group, to advise the PCC on market trends relative to executive compensation, provide market data as requested and share input and views on issues being discussed by the PCC.

The PCC has sole authority to approve the independent compensation consultant’s fees and terms of engagement on executive compensation matters. The PCC annually reviews its relationship with Willis Towers Watson to ensure its independence on executive compensation matters, taking into account the independence analysis and recommendation of the Nominating and Governance Committee (“NGC”). In making its recommendation, the NGC reviewed the independence of Willis Towers Watson and the individual representatives of Willis Towers Watson who served as the PCC’s advisors, considering the following specific factors: (i) other services provided to us by Willis Towers Watson; (ii) fees paid by us to Willis Towers Watson as a percentage of Willis Towers Watson’s total revenue; (iii) policies and procedures maintained by Willis Towers Watson that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual representatives of Willis Towers Watson who advised the PCC and any member of the PCC; (v) any shares of our company’s common stock owned by the individual representatives; and (vi) any business or personal relationships between our executive officers and Willis Towers Watson or the individual representatives.

We paid Willis Towers Watson $30,946 of fees in 2019 for consulting services provided to the PCC regarding executive compensation matters. Management subscribes to various Willis Towers Watson compensation databases. Additionally, management utilizes Willis Towers Watson in various consulting capacities related to employee benefits programs and nonexecutive salaried employee compensation, as well as director compensation benchmarking. The following table sets forth the fees we paid to Willis Towers Watson in 2019 for services other than those provided to the PCC.

Service	Fees
Management Compensation Surveys and Benchmarking	$13,712
Benefits Consulting Services	$353,878 paid through credits against commissions earned as broker for life and disability group insurance plans. 2019 year-end credit balance: $219,296
Director Compensation Analysis	$18,247

We understand that the Willis Towers Watson personnel who provide advice to us on executive and director compensation matters are separate from and do not provide other compensation services to our company, nor do they serve as our account manager. Other Willis Towers Watson personnel separately provide such other services. The PCC does not approve the services provided by Willis Towers Watson outside the executive compensation advisory role to the PCC but is aware these services are provided.

The PCC concluded, based on the evaluation described above and recommendation from the NGC, that these nonexecutive compensation services performed by Willis Towers Watson did not raise a conflict of interest or impair Willis Towers Watson’s ability to provide independent advice to the PCC regarding executive compensation matters. The PCC’s conclusion was based on a representation letter provided by Willis Towers Watson, the limited scope of the other services provided to us by Willis Towers Watson, the small percentage of Willis Towers Watson’s revenues represented by the fees paid by us, the separation within Willis Towers Watson between its compensation consulting business and its other businesses, the absence of any conflicting relationships between the individual representatives of Willis Towers Watson who provided advice to the PCC or Willis Towers Watson, on the one hand, and members of the PCC or our executive officers, on the other, and review of director and executive officer responses to our annual Directors’ and Officers’ Questionnaire.

Benchmarking

We endeavor to benchmark our executive compensation against similarly situated executives in comparably sized organizations. We believe we compete for executive resources with other nonfinancial institutions across multiple industrial segments. With that in mind, our consultants utilize broad-based, general industry salary surveys and regress their data to organizations with $3.3 billion in revenues. We believe market median is an appropriate target for our total compensation program. We attempt to design both short-term and long-term incentives to produce rewards in excess of median market levels when company performance is better than target. The PCC authorized Willis Towers Watson to perform a detailed analysis of our executive compensation levels in 2019, as we do each year.

As we describe below, the PCC asked Willis Towers Watson to provide input on marketplace trends in executive compensation, and overall compensation and components of compensation for 14 executive positions. We compared each of the named executive officers at the 50th percentile of market survey data.

We utilize Willis Towers Watson because we believe its survey resources ensure consistent and statistically valid data that is representative of the market in which we compete for executive talent. Its database includes a broad array of over 800 companies. We did not rely on a specific subgroup of peer companies within that database. In working with Willis Towers Watson, we played no role in selecting the companies for which the data was obtained.

For 2019 compensation, Willis Towers Watson performed a regression analysis to reflect base pay levels of an organization with $3.3 billion in revenue and reported its findings to the PCC in November. Its comparison focused on overall compensation, as well as base salary, annual incentive bonus, equity awards and each of the other compensation elements discussed below. We believe its methodology provides appropriate comparisons by utilizing industrial companies of comparable size and referencing databases with comparable executive officer positions.

For 2019, the PCC targeted our overall compensation and benefits programs and each element of compensation at the median level of the surveyed companies. Since a number of variables can influence the relationship of an individual executive’s pay components to the survey median data, the PCC considers a range of 90% to 110% of median to be appropriate when reviewing total compensation. Although the PCC attempts to have each component of compensation in this target range, the PCC puts greater emphasis on achieving the target at the total compensation level. Variables considered include, but are not limited to, education, position tenure, previous experience, level of performance, additional responsibilities, and, as appropriate, recruitment considerations.

For 2020, we again compared ourselves to the market median of other companies with revenues of $3.3 billion.

Consideration of Stockholder Vote on Executive Compensation

At our 2019 annual meeting, our stockholders approved the compensation of our named executive officers by 98% of the votes cast, which is consistent with previous years. The PCC considered this vote when setting 2020 compensation levels for our named executive officers and other executives and, as discussed below, made very few changes to the 2020 program.

Role of Executives in Compensation Decisions

The PCC annually reviews the chief executive officer and executive chairman performance and makes recommendations regarding their compensation for consideration by the full Board. Neither the chief executive officer nor the executive chairman is present during discussions regarding their compensation and they do not play any role in determining their own compensation. As it deems appropriate, the PCC utilizes the Willis Towers Watson compensation data and directs the senior vice president – human resources and public affairs to prepare computations for its consideration. With respect to other executives, the chief executive officer annually reviews performance and makes compensation recommendations to the PCC. The chief executive officer reviews compensation data provided by Willis Towers Watson, consults with the senior vice president – human resources and public affairs and considers the individual factors listed above before making his recommendations. The PCC can exercise its discretion to modify any recommended compensation to such executives.

Compensation Elements

The PCC takes a balanced approach to executive compensation. Our executive compensation package is comprised of several key components which are designed to work together to provide executives with a total compensation package that is competitive with industry norms. For 2019, total compensation included:

•	Annual Base Salary

•	Incentives

•	Short-Term – annual incentive bonus

•	Long-Term – restricted stock units, stock options and performance units

•	Benefits

•	Executive life insurance

•	Pension, 401(k) savings plan and post-retirement life insurance

•	Perquisite allowance

Each of these components of the executive compensation package is discussed below.

Base Salary

Base salary provides the executive with a consistent, market competitive stream of income on a semimonthly basis. Absent unusual circumstances, we review base salary levels annually, with adjustments effective January 1. The chief executive officer considers each senior executive individually for base salary actions and recommends appropriate adjustments. The PCC annually evaluates the appropriate base salary for the executive chairman and chief executive officer and reviews and approves the chief executive officer’s recommendations for the other named executive officers. When considering base salary increases, consideration is given to industry experience, individual performance, level of contribution, pay levels relative to market pay practices, as well as our overall financial condition. While the chief executive officer recommends compensation adjustments for the other named executive officers other than the executive chairman, his recommendations must be approved and authorized by the PCC. The chief executive officer and the PCC rely upon competitive survey data from Willis Towers Watson and their own diverse experiences with executive compensation when making compensation decisions.

In reviewing and approving individual base salary adjustments for the named executive officers for 2019, the PCC relied upon salary data for comparable positions from the 2018 Willis Towers Watson Executive Compensation Database, which was aged 3% to reflect anticipated market movement from the 2018 survey through year-end 2019. Effective January 1, 2019, the PCC authorized increases of between 3.0% and 3.3% to Messrs. Wheeler, Kita, Stern and Petrarca. Mr. Lauber received an 11.6% increase in anticipation of future roles with greater responsibility in the organization. In his role as executive chairman, Mr. Rajendra received no increase in 2019.

As of May 1, 2019, the PCC increased Mr. Lauber’s base salary 33% upon his succession to the role of chief financial officer. The PCC also adjusted Mr. Lauber’s annual incentive target, as we describe below in the section entitled, “Annual Incentive Compensation and Discretionary Bonuses.”

In reviewing 2020 base salaries at its December 2019 meeting, the PCC approved increases of about 3% for Messrs. Stern and Petrarca. The PCC approved increases of 4.3% and 8.0% for Messrs. Wheeler and Lauber, respectively, recognizing continued advancement in their relatively new roles. The PCC did not change Mr. Rajendra’s base salary for 2020. Based upon input from Willis Towers Watson, we believe that the 2020 base salaries for our named executive officers are in the aggregate approximately 108% of the projected market median. This is within our desired target range of 90% to 110%. Further, we anticipate market increase for base salaries to average 3% in 2020, which we took into account in determining 2020 salaries.

Name	2019 Base Salary	2019 Base Salary % to Market Median	January 1, 2020 Base Salary	2020 Base Salary % to Market Median
Kevin J. Wheeler	$930,000	90%	$970,000	94%

Charles T. Lauber	375,000	no match for position	540,000	95%
eff. 5-1-2019	500,000	88%	*

John J. Kita	583,000	104%	—

Ajita G. Rajendra	900,000	137%	900,000	133%

James F. Stern	543,000	104%	560,000	108%

Mark A. Petrarca	470,000	107%	484,000	111%

*	The printed copy of the proxy statement inadvertently contained an additional, meaningless number at this location.

Executive Incentive Compensation

We include both annual and long-term incentives in our executive compensation package. The goal of our incentive plans is to focus executives on both short-term financial and strategic objectives, while ensuring their commitment to our long-term growth and stability. Our incentive plans tie financial awards to our financial and strategic success and the interests of our stockholders, and provide pay in addition to annual base salary when warranted by corporate financial performance.

Annual Incentive Compensation and Discretionary Bonus

Each year, the PCC reviews and approves our financial objectives for both the company and its business units. The executive annual incentive bonus is tied to achieving those objectives. The better we perform relative to these objectives, the higher the incentive bonus payment.

The annual target incentive bonus typically is calculated as a percent of annual base pay as of January 1 of the performance year. The target percent for incentive compensation, like base salary, is determined through periodic benchmarking and review of the median level survey data provided by Willis Towers Watson. Annual incentive compensation represents an “at risk” component of the executive compensation package. Actual incentive bonus amounts are dependent upon performance against specific measurements and may vary from 0% to 200% of targeted amounts.

As a general principle, the portion of an executive’s compensation tied to incentive compensation increases with the executive’s level of responsibility. Thus, the chief executive officer’s annual incentive opportunity is greater than that of the other named executive officers. We targeted an annual incentive opportunity for the chief executive officer at 120% of base pay in 2019 based upon Willis Towers Watson survey data for comparably situated executives. As a result of his being named chief financial officer effective on May 1, 2019, the PCC increased Mr. Lauber’s annual incentive target to 67% .. The relationship of our incentive targets to market median comparisons as of year end is illustrated in the following table. No other changes were made to executive annual incentive targets during 2019.

Name	2019 Target % of Base Salary	Target Incentive % to Market Median
Kevin J. Wheeler	120	99
Charles T. Lauber	67	86
John J. Kita	75	96
Ajita G. Rajendra	120	120
James F. Stern	67	103
Mark A. Petrarca	60	107

The 2019 annual incentive plan for all corporate executives was based on achieving a target financial measure of 25.25% Return on Equity, which the PCC established at its February 2019 meeting based upon historical performance, its assessment of the 2019 business plan, the competitive environment and overall performance objectives. Return on Equity is calculated by dividing net income by stockholder equity, adjusted to exclude certain extraordinary or nonrecurring items, as provided for in the 2019 annual incentive plan. We use Return on Equity as the basis for determining annual incentive compensation for corporate executives because we believe it represents a sound measure of our performance that is easily recognized and readily used by investors and that links executive performance to stockholder interests.

We achieved 51.58% of the corporate Return on Equity incentive bonus target. Accordingly, the named executive officers were awarded incentive compensation bonuses set forth in the table below.

2019 Annual Incentive Awards and Discretionary Bonus

Name	Amount
Kevin J. Wheeler	$576,000
Charles T. Lauber	152,000
John J. Kita	76,000
Ajita G. Rajendra	558,000
James F. Stern	188,000
Mark A. Petrarca	146,000

Long-Term Incentive Compensation

Long-term incentive compensation consists of stock options, restricted stock units and performance units, all of which are focused on ensuring sustained performance over a multi-year period. We believe strongly that equity-based long-term incentives effectively link the interests of senior management to the interests of our stockholders. The allocation of total value between each of the long-term incentive components may vary from year-to-year based on our focus, as determined by the PCC. The long-term incentive portion of an executive’s compensation is “at risk” and is dependent upon corporate performance and growth in stock value.

The stated purpose of the Combined Incentive Compensation Plan, which is the vehicle for awarding long-term incentives, is to provide compensation as an incentive to induce key employees to remain in our employ and to encourage them to secure or increase their stock ownership in our company or to otherwise align their interests with our stockholders. The Combined Incentive Compensation Plan motivates behavior through growth-related incentives to achieve long-range revenue and profitability goals.

The total target value of all long-term incentive components is compared to comparable positions in the marketplace. Again, the PCC utilizes Willis Towers Watson to assist in benchmarking against the median level of surveyed companies to determine market competitive long-term incentive targets for executive positions.

Based upon the analysis provided by Willis Towers Watson in November 2018, long-term incentive grants to our named executive officers were valued in the aggregate at 105% of market median. Mr. Lauber received two grants in 2019: the first, valued at $400,000 during our regular grant cycle in February 2019, and a second grant valued at $200,000 on May 1, 2019, in recognition of his new role as chief financial officer. The 52% market value shown for Mr. Lauber reflects the market position of his combined 2019 grants with respect to his new role.

The following table shows long-term incentive grants to named executive officers in 2019, and compares such grants to market median.

Name	2019 Long-Term Incentives Target Value	Projected Market Median
Kevin J. Wheeler	$2,500,000	58%
Charles T. Lauber	600,000	52%
John J. Kita	950,000	83%
Ajita G. Rajendra	2,500,000	205%
James F. Stern	735,000	95%
Mark A. Petrarca	485,000	86%

Emphasis on Performance-Based Awards

Our approach is to structure our awards so that restricted stock units represent 33% of our long-term incentive awards, stock options 33% and performance units 34%. All of these long-term awards are performance-based.

Restricted stock units entitle the executive to receive a share of Common Stock for each unit when the restricted stock unit vests. Restricted stock units are time-based, but have a minimum performance threshold based on average Return on Equity that must be achieved in order to vest. The average Return on Equity is calculated by dividing net income by stockholder equity, adjusted to exclude certain extraordinary and nonrecurring items, averaged over the three-year vesting period. We use average Return on Equity because we believe it represents a sound measure of our performance that is easily recognized and readily used by investors and that links executive performance to stockholder interest over the three-year performance period of the award. The value to the executive of restricted stock units is dependent upon the value of our Common Stock at the time of vesting. Restricted stock units are used to provide a combination of retention value and incremental performance incentives. For 2019, the minimum average Return on Equity for restricted stock unit payouts was 5%.

Stock options granted through the Combined Incentive Compensation Plan are valued at fair market value on the day of the grant, which is calculated by averaging the high and the low trading prices of our Common Stock on the NYSE on the day of the grant. The value of options to an executive is entirely dependent upon the growth of our stock price over the option price. Under the terms of the Combined Incentive Compensation Plan, options may not be repriced once granted. Stock options are used to incent higher stock prices and incremental stockholder value creation, as no value is realized unless the stock price increases above the grant price.

The PCC elected to continue to use Return on Invested Capital (“ROIC”) as a percent of the Cost of Capital as the performance measure for performance units in 2019. We believe ROIC represents a sound measure of how effectively executives manage capital. The goal is to achieve ROIC as a percent of the Cost of Capital at or above 100%. Performing at this level means we are maintaining or creating additional stockholder value. We calculate ROIC by taking net operating profit after taxes and dividing it by total capital. As with annual incentive compensation objectives, the PCC sets targets at levels that are difficult to achieve, but with the expectation they are attainable.

Performance units are valued at the time of grant at $100. Their value to the executive is dependent upon ROIC performance as a percent of the Cost of Capital over a three-year vesting period. For 2019, the PCC continued the performance/payout relationship previously implemented. We must earn 100% ROIC as a percent of the Cost of Capital during the measurement period in order for executives to achieve a minimum payout under the plan. At 100% performance, executives will earn 50% of their target value. Target value payouts will be earned at 365% performance over the course of the measurement period and a maximum payout of 200% of target will be earned should we return 730% ROIC as a percent of the Cost of Capital between January 1, 2019, and December 31, 2021.

ROIC Achieved as a % of Cost of Capital	2019 Plan Payout
100.0%	50% - Minimum
365%	100% - Target
730.0%	200% - Maximum

Through December 2019, which includes one year of the three-year performance period, the performance units granted in February 2019 had an estimated value of approximately 116% of their target value. Through December 2019, which includes two years of the three-year performance period, the performance units granted in February 2018 had an estimated value of approximately 126% of their target value.

At target, the combined value of the three components of executive long-term incentives (stock options, restricted stock units and performance awards) should represent market median long-term incentive awards consistent with the Willis Towers Watson survey. Based upon the PCC’s November 2018 analysis, target long-term incentives for our named executive officers compared to market median are reflected on the table on page 25.

Payout of 2017-2019 Performance Awards

Performance units awarded in February 2017 for the period 2017-2019 were paid in February 2020. These awards were based upon the ROIC as a percent of the Cost of Capital for the three-year period (2017-2019). The units originally were valued at $100 per share. Based upon our performance during the measurement period, our ROIC exceeded the Cost of Capital by over 379.9%, which resulted in the units being paid out at 136.1% of their target value.

Timing of Awards

Long-term incentive grants are awarded annually in February, shortly after earnings are released for the prior year. The chief executive officer has the authority to implement midyear equity grants as they relate to senior management employee promotions and new hires in order to align them as quickly as possible to stockholder interests and to make equity adjustments if circumstances warrant. This authority does not include midyear grants for executive officers.

Share Ownership Guidelines

We have developed share ownership guidelines requiring minimum levels of Common Stock accumulation and ownership, depending on the executive’s position. Current ownership guidelines applicable to current named executive officers are as follows, based on the average stock price in the prior year:

Executive	Guideline
(Multiple of salary)
Kevin J. Wheeler	5
Charles T. Lauber	3
Ajita G. Rajendra	5
James F. Stern	3
Mark A. Petrarca	3

These ownership guidelines are targeted to be competitive with comparable positions in the marketplace. They also are intended to align executive interests with those of our stockholders. The PCC periodically monitors ownership guidelines to ensure they are consistent with the market and makes adjustments, as appropriate. Executives are expected to achieve these ownership guidelines within a reasonable period of time after becoming an executive at our company. Once achieved, the level of ownership must be maintained. Including granted but unvested restricted stock units, all named executive officers are in compliance with the ownership guidelines.

Consideration of Risk in Executive Compensation Plans

We believe our total compensation package mitigates unreasonable risk taking by our senior executives. In this regard, we strike a balance between short-term and long-term cash and equity awards. A significant portion of our executives’ pay is linked to the achievement of financial goals directly aligned to stockholder interests: Return on Equity and ROIC as a percent of the Cost of Capital. The competitive annual incentive plan rewards executives for achieving short-term performance targets, which keeps them focused on day-to-day business fundamentals. On the other hand, our long-term cash and equity awards incent executives to take a long-term view of our company and to assume reasonable risks to develop new products, explore new markets and expand existing business.

Further, our executives are stockholders with established share ownership guidelines requiring them to acquire and hold A. O. Smith stock. Their stock grants vest over three-year periods so they are incented to build stockholder value over time. Their cash performance units also are subject to vesting over a three-year period, and their payout is tied to ROIC over the same period of time.

Our performance-based pay components are tied to company-wide results. We have implemented caps on our annual cash incentive plan and our long-term performance units. Our equity programs limit and define the number of shares, but the value of the award is determined by the stock market at the time they vest or are exercised, which we believe provides a strong connection with stockholder interests.

The PCC reviewed the company’s annual and long-term incentive plans at the PCC’s July 2019 meeting. As a result of its review, the PCC concluded that our program is unlikely to place the company at material risk. In this regard, several of our current practices effectively mitigate risk and promote performance.

As part of this process, the PCC reviewed the risk assessment process conducted by Willis Towers Watson at the PCC’s direction and discussed with Willis Towers Watson any changes over the last year that could impact risk. The PCC concluded that no plan changes were implemented in 2019 that would affect the existing risk profile of any of the plans.

In addition, we have implemented an executive compensation reimbursement policy, requiring the executives to reimburse incentive compensation erroneously awarded in certain circumstances in the event of a material restatement, commonly called a “clawback.” We believe this policy, discussed in greater depth in the section of the Compensation Discussion and Analysis entitled, “Clawbacks—Executive Compensation Reimbursement Policy,” mitigates the risk of a financial restatement by ensuring that our executive officers continuously monitor and maintain the accuracy of our reported financial results and adhere to our Guiding Principles.

Executive Life Insurance

The A. O. Smith Executive Life Insurance Plan is a program intended to provide income security for a named beneficiary in the event of death. The plan generally provides a life insurance benefit equal to three times the executive’s annual base salary during employment and one times the annual base salary after retirement. We may at our discretion transfer ownership of the post-retirement policy equivalent of one times annual base salary to an executive upon retirement.

In 2019, the PCC reviewed and approved freezing and grandfathering the value of the active and post-retirement life insurance at the three times and one times levels described above for executives currently in the life insurance program. All new executives will be eligible for a life insurance benefit equal to two times annual base salary during employment.

Executive Pension

The retirement plans provided to our executives are consistent with our philosophy of providing competitive retirement benefits for all employees in order to attract and retain critical talent, as well as ensure a secure retirement for employees who contributed to our success over a sustained period of time.

Executive pension benefits are provided in one of two ways, depending on when the executive became eligible. One is through a qualified defined benefit plan, the A. O. Smith Retirement Plan, which closed to new entrants on January 1, 2010, and which stopped accruing benefits for participants on December 31, 2014. For executives hired or promoted into a qualifying executive position prior to July 2010, this defined benefit plan is complemented by a non-qualified supplemental executive retirement plan. Executives hired or promoted into a qualifying executive position after July 2010 do not participate in the supplemental executive retirement plan, but are eligible to participate in a defined contribution restoration plan described in the “Defined Contribution Retirement Savings Plan” section below.

A detailed discussion of terms of the defined benefit plans follows the “Pension Benefits” Table.

Defined Contribution Retirement Savings Plan

We have a defined contribution plan, the A. O. Smith Retirement Security Plan, for all U.S. salaried employees, including the named executive officers. The plan is structured as a 401(k) plan with a 100% match on the first 1% of employee savings and a 50% match on the next 5% of employee savings. We provide a company contribution under the A. O. Smith Non-qualified Deferred Compensation Plan to executives who contributed the maximum eligible tax-deferred employee contributions allowed by law to the 401(k) Plan. The amount of the company contribution to the executive under the Non-qualified Deferred Compensation Plan is the difference between the match the executive would have received without the restrictions placed on compensation eligible for contributions to the 401(k) plan by the Internal Revenue Code and the actual match received under the 401(k) plan.

The A. O. Smith Retirement Security Plan also provides an annual nonmatching company contribution to employee 401(k) accounts of 3% of employee base salary and bonus up to the compensation limits specified in the Internal Revenue Code. This nonmatching contribution was introduced as of January 1, 2015, at the time employees ceased accruing benefits under the A. O. Smith Retirement Plan. Additionally, a defined contribution restoration plan is available for executives who are not eligible for the supplemental executive retirement plan. They receive an annual company contribution under the A. O. Smith Non-qualified Deferred Compensation Plan of 3% of pay (base plus bonus) based on pay above the Internal Revenue Service pay limit. Mr. Wheeler and Mr. Lauber are the only named executives participating in the defined contribution restoration plan.

A discussion of the A. O. Smith Non-qualified Deferred Compensation Plan, under which executives may elect to defer all or part of their salary, annual incentive bonus or restricted stock units, follows the “Non-qualified Deferred Compensation” Table.

Executive Perquisites

We provide a perquisite allowance to our senior executives, paid semimonthly. From time to time, the PCC reviews the perquisite allowance program against current market trends. In 2016, the PCC reviewed and approved freezing and grandfathering the value of the perquisite allowance at the current amount for executives currently in the perquisite allowance program. All new executives will be eligible for the executive physical program and reimbursement for tax planning and preparation services, but will not receive a semimonthly perquisite allowance. Perquisite allowances for the named executive officers are:

Executive	Annual Allowance
Kevin J. Wheeler	$40,000
Charles T. Lauber	35,000
Ajita G. Rajendra	60,000
James F. Stern	40,000
Mark A. Petrarca	35,000

In addition to the grandfathered perquisite allowance, executives may receive executive physicals, reimbursement for spousal travel to Board or executive meetings, including, on an infrequent basis, spousal travel on the corporate aircraft for such purpose, occasional tickets to sporting events and other items of incidental value. In 2019, no spouses accompanied executives to Board meetings.

Executive Agreements

The named executive officers participate in the A. O. Smith Senior Leadership Severance Plan (the “Senior Leadership Severance Plan”), which protects executives financially in the event of employment termination in circumstances identified in the Plan, including a change in control of our company. These protections help to ensure that executives will remain focused on managing our company in the event of a pending change in control or other circumstances. Furthermore, this Plan provides a more attractive compensation package when recruiting key talent. Lastly, instead of negotiating individual separation arrangements upon a termination, the PCC can ensure consistent and equitable treatment for all executives.

The Plan provides each executive with a cash severance (represented as a multiple of their annual cash compensation), medical benefit continuation and outplacement services. Additionally, vesting of long-term incentive awards is accelerated in certain cases. To be covered by the Plan, an executive must sign a non-compete, non-solicitation, assignment of inventions and confidentiality agreement. To receive these benefits, an executive must sign a release from future claims against our company. The Plan also provides for enhanced cash severance benefits upon a change in control, as discussed below.

Additionally, as an inducement to hire, Mr. Rajendra requested and was provided with a pension supplement which is described in more detail in the compensation tables and narrative section of this disclosure. This pension supplement was intended to replace benefits he forfeited in order to join us.

Tax Considerations

The PCC considers its primary goal to be the design of compensation strategies that further the economic interests of our company and stockholders.

The PCC has authority to establish subcommittees and delegate authority to such subcommittees to accomplish the duties and responsibilities of the PCC. Under this authority, the PCC has established a subcommittee consisting of Messrs. Brown, Greubel and Bruce Smith to discharge the responsibilities of the PCC with respect to compensation intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. As discussed below, the favorable tax treatment for performance-based compensation was eliminated as part of the Tax Cuts and Jobs Act. However, arrangements entered into prior to November 2, 2017 are grandfathered and the subcommittee remains in place with respect to such matters. References to the PCC in the context of performance-based compensation and equity awards to the NEOs in this Compensation Discussion and Analysis include the subcommittee.

The Tax Cuts and Jobs Act made significant changes to Section 162(m) of the Code that impact public companies, including our company. Starting with the 2018 fiscal year, only performance-based compensation that is paid pursuant to a binding contract in effect on November 2, 2017 will be exempt from the $1,000,000 deduction limit. Accordingly, any compensation that we pay pursuant to compensation arrangements entered into after November 2, 2017, even if performance-based, will count towards the $1,000,000 deduction limit. In addition, the $1,000,000 deduction limit will apply to a broader group of executives, including any individual who serves as our chief executive officer or chief financial officer at any time after January 1, 2018, plus any executive who is among our three most highly compensated executive officers for any fiscal year beginning with 2018. As a result of these changes made to Section 162(m) and to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, we anticipate that some of the compensation that we provide to our executive officers may not be deductible in the future.

Clawbacks – Executive Compensation Reimbursement Policy

The PCC has implemented a requirement that executive officers who receive payments of performance-based awards (annual or long-term incentive awards, stock-based awards, and any other form of cash or equity compensation other than salary) must, upon request of the PCC, reimburse us for those payments where, (1) the payments were based on the achievement of certain financial results during a specified performance period; (2) the financial results were subsequently subject to a material restatement; and (3) the restatement resulted from material noncompliance with financial reporting requirements under applicable laws. In addition, every award agreement provides for reimbursement, in the PCC’s discretion, when an executive officer has direct knowledge of conduct that is materially adverse to our company, including conduct that could warrant dismissal or is a violation of our Guiding Principles code of conduct, or any law, regulation or listing standard, regardless of whether we learn of the conduct before or after the executive officer’s termination of employment. In those circumstances, we may obtain reimbursement, or “clawback,” of any amount by which the payment of the award to the executive officer exceeds the lower payment that would otherwise have been made to the executive officer based on the restated financial results, or an amount equal to the financial, reputational or other harm incurred by our company as a result of the materially adverse conduct. If the clawback arises from a material restatement of our financial results, we will not seek reimbursement of payments of awards where the payment was made more than three years before the occurrence of the restatement. If the clawback relates to knowledge of materially adverse conduct, there is no time limit imposed in the award agreements on our reimbursement rights. These requirements are incorporated into the amended Combined Incentive Compensation Plan that is being presented to stockholders for their consideration and approval at the Annual Meeting.

The PCC believes that implementing this reimbursement requirement for all awards issued under our various incentive plans, including our Combined Incentive Compensation Plan, is important to help ensure that our executive officers continuously monitor and maintain the accuracy of our reported financial results and comply with all regulations and our code of conduct. Further, the PCC believes that this reimbursement requirement aligns our executive officers’ compensation with our interests in ensuring full compliance with financial reporting requirements to which we are subject as a public company and our commitment to conduct business in compliance with all legal requirements and our Guiding Principles. We believe the reimbursement requirement will further align our executive compensation programs with our core compensation philosophy and objectives by tying payments on performance awards and annual incentive compensation to actual achieved financial results of our company and our culture of compliance. This will further serve our long-term objective of aligning compensation of our executive officers with the interests of our stockholders.

Prohibition on Hedging and Pledging

We have a policy that prohibits all directors, officers and employees from entering into transactions that hedge or pledge our company’s securities. Without limitation, the prohibition on hedging includes the purchase of any financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our company’s securities.

SUMMARY COMPENSATION TABLE

The Summary Compensation Table reflects information concerning compensation awarded to, earned by or paid to our chief executive officer, chief financial officer and other named executive officers during fiscal years 2019, 2018 and 2017.

Name and Principal Position	Year	Salary ($)[1]	Bonus ($)	Stock Awards ($)[2]	Option Awards ($)[3]	Non-Equity Incentive Plan Compensation ($)[4]	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)[5]		All Other Compensation ($)[6]	Total ($)
Kevin J. Wheeler President and Chief Executive Officer	2019 2018 2017	$930,000 700,000 522,000	$0 0 0	$857,931 588,124 191,360	$858,007 588,013 191,402	$845,000 1,123,000 739,000		$165,335 0 88,430	$152,165 253,837 93,458	$3,808,438 3,252,974 1,825,650

Charles T. Lauber(7) Executive Vice President and Chief Financial Officer	2019	458,333	0	232,016	232,043	291,000		128,766	79,363	1,292,755

John J. Kita(8) Executive Vice President and Chief Financial Officer (Retired)	2019 2018 2017	194,333 566,000 549,000	0 100,000 0	313,570 297,066 277,134	313,523 296,991 277,223	379,000 990,000 969,000		821,374 555,033 817,032	48,190 90,708 84,918	2,069,990 2,895,798 2,974,307

Ajita G. Rajendra Executive Chairman	2019 2018 2017	900,000 1,006,667 1,030,000	0 0 0	1,250,079 1,154,912 1,039,566	1,249,979 1,154,983 1,039,504	2,016,000 3,284,000 3,079,000		581,924 142,445 1,241,561	152,537 154,072 141,532	6,150,519 6,897,079 7,571,163

James F. Stern Executive Vice President, General Counsel and Secretary	2019 2018 2017	543,000 527,000 511,000	0 0 0	242,652 230,982 197,881	242,546 231,026 197,988	466,000 753,000 755,000		552,778 75,872 325,268	81,486 81,542 78,520	2,128,462 1,899,422 2,065,657

Mark A. Petrarca Sr. Vice President Human Resources and Public Affairs	2019 2018 2017	470,000 456,000 442,000	0 0 0	160,121 151,930 143,458	160,037 151,764 143,535	348,000 576,000 561,000	$ $	656,899 0 352,197	73,011 72,476 68,553	1,868,068 1,408,170 1,710,743

[1]	Includes amounts earned in 2019, even if deferred.

[2]

The amounts included in the “Stock Awards” column are the aggregate grant date fair value of stock awards granted during a year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 11 to our 2019 Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

[3]

The amounts included in the “Option Awards” column are the aggregate grant date fair value of stock options granted during a year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 11 to our 2019 Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

[4]

Reflects the annual incentive bonus for 2019 and performance units for the period 2017 to 2019, which, respectively, for each named executive officer are as follows: Mr. Wheeler, $576,000 and $269,000; Mr. Lauber, $152,000 and $139,000; Mr. Kita, $76,000 and $303,000; Mr. Rajendra, $558,000 and $1,458,000 ; Mr. Stern, $188,000 and $278,000; and Mr. Petrarca, $146,000 and $202,000

[5]

Reflects the change in pension value for each named executive officer. As permitted by SEC rules, the amount shown for each executive reflects the net change in the actuarial present value of his pension benefit under these plans.

[6]	Additional information regarding other compensation as provided in the “Components of 2019 All Other Compensation” Table below.

[7]	Mr. Lauber was promoted to Executive Vice President and Chief Financial Officer effective May 1, 2019.

[8]	Mr. Kita’s retired effective May 1, 2019. Mr. Kita’s base salary and bonus reflect his actual earnings for the time worked during 2019 until his retirement.

COMPONENTS OF 2019 ALL OTHER COMPENSATION

Name	Company Contributions to Retirement and 401(k) Plans ($)[1]	Dividends on Restricted Stock and Stock Units ($)[2]	Perquisite Allowance ($)[3]	Other ($)[4]	Total ($)
Kevin J. Wheeler	$83,670	$25,268	$40,000	$3,227	$152,165

Charles T. Lauber	36,152	7,050	35,000	1,161	79,363

John J. Kita	15,986	15,427	13,333	3,444	48,190

Ajita G. Rajendra	24,150	59,468	60,000	8,919	152,537

James F. Stern	27,405	11,516	40,000	2,565	81,486

Mark A. Petrarca	24,850	7,942	35,000	5,219	73,011

[1]

Amounts shown are company 401(k) plan matching contribution and contribution to the A. O. Smith Non-qualified Deferred Compensation Plan. For 2019, each officer received a $9,800 company 401(k) plan matching contribution, a $8,400 company 401(k) plan nonmatching contribution and the following Non-qualified Deferred Compensation Plan contributions: Mr. Wheeler, $65,470; Mr. Lauber, $17,952; Mr. Kita, $0; Mr. Rajendra, $5,950; Mr. Stern, $9,205; and Mr. Petrarca, $6,650.

[2]

Dividends on deferred restricted stock and restricted stock units are credited to the executive officer’s account in the A. O. Smith Non-qualified Deferred Compensation Plan, except those earned by Mr. Kita which were paid in cash following his retirement.

[3]	Executive officers receive a single perquisite allowance, as discussed in greater depth in the “Executive Perquisites” section of the Compensation Discussion and Analysis.

[4]	Amounts shown include payments for life insurance premiums for all named executive officers and executive physicals, if taken.

GRANTS OF PLAN-BASED AWARDS

The table below reflects the plan-based awards made under the Combined Incentive Compensation Plan to each of the named executive officers during 2019.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)[1]	All Other Option Awards: Number of Securities Under- lying Options (#)[2]	Exercise or Base Price of Option Awards ($/Sh) ($)[3]	Grant Date Fair Value of Stock and Option Awards ($)[4]
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kevin J. Wheeler	2/11/2019	(5)	$0	$1,116,000	$2,232,000	N/A	N/A	N/A
	2/11/2019	(6)	442,000	884,000	1,768,000
	2/11/2019									79,240	$49.420	$858,007
	2/11/2019								17,360			857,931

Charles T. Lauber(7)	2/11/2019	(5)	0	295,000	590,000
	2/11/2019	(6)	68,000	136,000	272,000
	2/11/2019									12,190	49.420	131,993
	5/1/2019									8,985	52.680	100,023
	2/11/2019								2,670			131,951
	5/1/2019								1,900			100,092

John J. Kita	2/11/2019	(5)	0	145,750	291,500	N/A	N/A	N/A
	2/11/2019									28,955	$49.420	313,523
	2/11/2019								6,345			313,570

Ajita G. Rajendra	2/11/2019	(5)	0	1,080,000	2,160,000	N/A	N/A	N/A
	2/11/2019									115,440	$49.420	1,249,979
	2/11/2019								25,295			1,250,079

James F. Stern	2/11/2019	(5)	0	364,000	728,000	N/A	N/A	N/A
	2/11/2019	(6)	125,000	250,000	500,000
	2/11/2019									22,400	$49.420	242,546
	2/11/2019								4,910			242,652

Mark A. Petrarca	2/11/2019	(5)	0	282,000	564,000	N/A	N/A	N/A
	2/11/2019	(6)	82,500	165,000	330,000
	2/11/2019									14,780	$49.420	160,037
	2/11/2019								3,240			160,121

1

Shows the number of restricted stock units granted to each named executive officer in 2019 under the Combined Incentive Compensation Plan. Restricted stock units vest on February 11, 2022 and, for Mr. Lauber, May 1, 2022 (three years from grant date), except in the event of dismissal or voluntary resignation prior to vesting, if not retirement eligible. The grant date fair value of these awards was $49.420 for the February 11, 2019 grant and $52.680 for the May 1, 2019 grant per restricted stock unit, based upon the average of the highest and lowest price on the date of grant. Dividends on restricted stock and restricted stock units are credited to the named executive officer’s account in the Executive Supplemental Profit Sharing Plan.

2

Shows the number of stock options granted to each named executive officer in 2019 under the Combined Incentive Compensation Plan. Options vest and become exercisable in three equal installments. For options granted on February 11, 2019, they partially vest beginning February 11, 2020, one year after the grant date. For options granted on May 1, 2019, they partially vest beginning May 1, 2020. Vested options may be exercised within 90 days of voluntary termination.

3	The exercise price is the average of the highest and lowest price on the effective date of grant.

4

The value of the restricted stock units and stock option awards are the aggregate grant date fair value of restricted stock units and stock options granted during a year calculated in accordance with FASB ASC Topic 718.

5	Amounts reflect the threshold, target, and maximum awards that each named executive officer can earn under the Combined Incentive Compensation Plan for annual incentive bonus for 2019.

6

Amounts reflect the threshold, target and maximum awards that each named executive officer can earn under the Combined Incentive Compensation Plan as performance units for the period 2019 to 2022. Performance units have a value of $100 per unit at time of grant. The actual value of performance units is dependent upon ROIC performance over the three-year vesting period, as more fully explained under “Compensation Discussion and Analysis – Long-Term Incentive Compensation.”

No named executive officer at our company has an employment agreement for a specific period of time. Rather, all executives serve at the pleasure of the Board. Each named executive officer participates in the Senior Leadership Severance Plan. See the discussion entitled, “Employment Contracts, Termination of Employment and Change in Control Arrangements” for additional information.

Further, Mr. Rajendra has a pension agreement, which is reviewed in the discussion following the “Pension Benefits” Table. Otherwise, his compensation is consistent with the policies and practices discussed in the “Compensation Discussion and Analysis.”

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019

The table below reflects all outstanding equity awards made under the Combined Incentive Compensation Plan to each of the named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable[1]	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[3]
Kevin J. Wheeler	19,900	0	0	$23.235	02/10/24	3,815	$181,747	0	0
	19,220	0		30.765	02/09/25	5,880	280,123
	22,200	0		31.670	02/08/26	3,915	186,511
	9,783	4,892		50.160	02/13/27	17,360	827,030
	8,145	16,290		61.760	02/12/28
	5,585	11,170		57.465	09/01/28
	0	79,240		49.420	02/11/29

Charles T. Lauber	2,933	0	0	31.670	02/08/26	1,975	94,089	0	0
	5,060	2,530		50.160	02/13/27	1,870	89,087
	2,592	5,183		61.760	02/12/28	2,670	127,199
	0	12,190		49.420	02/11/29	1,900	90,516
	0	8,985		52.680	05/01/29

John J. Kita	33,100	0	0	31.670	05/01/24	5,525	263,211	0	0
	14,170	7,085		50.160	05/01/24	4,810	229,148
	6,664	13,326		61.760	05/01/24	6,345	302,276
	0	28,955		28.955	05/01/24

Ajita G. Rajendra	52,400	0	0	10.779	02/07/21	20,725	987,339	0	0
	96,000	0		11.493	02/13/22	18,700	890,868
	116,800	0		17.462	02/11/23	25,295	1,205,054
	103,700	0		23.235	02/10/24
	105,730	0		30.765	02/09/25
	124,010	0		31.670	02/08/26
	53,133	26,567		50.160	02/13/27
	25,914	51,826		61.760	02/12/28
	0	115,440		49.420	02/11/29

James F. Stern	21,260	0	0	30.765	02/09/25	3,945	187,940	0	0
	23,040	0		31.670	02/08/26	3,740	178,174
	10,120	5,060		50.160	02/13/27	4,910	233,912
	5,184	10,366		61.760	02/12/28
	0	22,400		49.420	02/11/29

Mark A. Petrarca	16,020	0	0	30.765	02/09/25	2,860	136,250
	17,390	0		31.670	02/08/26	2,460	117,194
	7,337	3,668		50.160	02/13/27	3,240	154,354
	3,405	6,810		61.760	02/12/28
	0	14,780		49.420	02/11/29

[1]

Mr. Wheeler will have the right to exercise an option for 4,892 shares at the exercise price of $50.160 on February 13, 2020; 8,145 shares at the exercise price of $61.760 on February 12, 2020; 8,145 shares at the exercise price of $61.760 on February 12, 2021; 5,585 shares at the exercise price of $57.465 on September 1, 2020; 5,585 shares at the exercise price of $57.465 on September 1, 2021; 26,414 shares at the exercise price of $49.420 on February 11, 2020; 26,413 shares at the exercise price of $49.420 on February 11, 2021; and 26,413 shares at the exercise price of $49.420 on February 11, 2022. Mr. Lauber will have the right to exercise an option for 2,530 shares at the exercise price of $50.160 on February 13, 2020; 2,591 shares at the exercise price of $61.760 on February 12, 2020; 2,592 shares at the exercise price of $61.760 on February 12, 2021; 4,064 shares at the exercise price of $49.420 on February 11, 2020; 4,063 shares at the exercise price of $49.420 on February 11, 2021; 4,063 shares at the exercise price of $49.420 on February 11, 2022; 2,995 shares at the exercise price of $52.680 on May 1, 2020; 2,995 shares at the exercise price of $52.680 on May 1, 2021; and 2,995 shares at the exercise price of $52.680 on May 1, 2022. Mr. Kita will have the right to exercise an option for 7,085 shares at the exercise price of $50.160 on February 13, 2020; 6,663 shares at the exercise price of $61.760 on February 12, 2020; 6,663 shares at the exercise price of $61.760 on February 12, 2021; 9,652 shares at the exercise price of $49.420 on February 11, 2020; 9,651 shares at the exercise price of $49.420 on February 11, 2021; and 9,652 shares at the exercise price of $49.420 on February 11, 2022. Mr. Rajendra will have the right to exercise an option for 26,567 shares at the exercise price of $50.160 on February 13, 2020; 25,913 shares at the exercise price of $61.760 on February 12, 2020; 25,913 shares at the exercise price of $61.760 on February 12, 2021; 38,480 shares at the exercise price of $49.420 on February 11, 2020; 38,480 shares at the exercise price of $49.420 on February 11, 2021; and 38,480 shares at the exercise price of $49.420 on February 11, 2022. Mr. Stern will have the right to exercise an option for 5,060 shares at the exercise price of $50.160 on February 13, 2020; 5,183 shares at the exercise price of $61.760 on February 12, 2020; 5,183 shares at the exercise price of $61.760 on February 12, 2021; 7,467 shares at the exercise price of $49.420 on February 11, 2020; 7,466 shares at the exercise price of $49.420 on February 11, 2021; and 7,467 shares at the exercise price of $49.420 on February 11, 2022. Mr. Petrarca will have the right to exercise an option for 3,668 shares at the exercise price of $50.160 on February 13, 2020; 3,405 shares at the exercise price of $61.760 on February 12, 2020; 3,405 shares at the exercise price of $61.760 on February 12, 2021; 4,927 shares at the exercise price of $49.420 on February 11, 2020; 4,926 shares at the exercise price of $49.420 on February 11, 2021; and 4,927 shares at the exercise price of $49.420 on February 11, 2022.

[2]

Mr. Wheeler will vest in 3,815 restricted stock units on February 13, 2020; 5,880 restricted stock units on February 12, 2021; 3,915 restricted stock units on September 1, 2021; and 17,360 restricted stock units on February 11, 2022. Mr. Lauber will vest in 1,975 restricted stock units on February 13, 2020; 1,870 restricted stock units on February 12, 2021; 2,670 restricted stock units on February 11, 2022; and 1,900 restricted stock units on May 1, 2022. Mr. Kita will vest in 5,525 restricted stock units on February 13, 2020; 4,810 restricted stock units on February 12, 2021; and 6,345 restricted stock units on February 11, 2022. Mr. Rajendra will vest in 20,725 restricted stock units on February 13, 2020; 18,700 restricted stock units on February 12, 2021; and 25,295 restricted stock units on February 11, 2022. Mr. Stern will vest in 3,945 restricted stock units on February 13, 2020; 3,740 restricted stock units on February 12, 2021; and 4,910 restricted stock units on February 11, 2022. Mr. Petrarca will vest in 2,860 restricted stock units on February 13, 2020; 2,460 restricted stock units on February 12, 2021; and 3,240 restricted stock units on February 11, 2022.

[3]	Market value determined by the NYSE closing market price of $47.64 on December 31, 2019, the last trading day of the fiscal year.

OPTION EXERCISES AND STOCK VESTED

The following table provides information related to options exercised and stock vested for each of the named executive officers during fiscal year 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Kevin J. Wheeler	0	$0	5,520	$268,934

Charles T. Lauber	0	0	2,190	106,697

John J. Kita	29,130	590,465	8,230	400,966

Ajita G. Rajendra	63,600	2,528,227	30,840	1,502,525

James F. Stern	0	0	5,730	279,166

Mark A. Petrarca	0	0	4,320	210,470

[1]	Based on NYSE closing price of the Common Stock on the vesting date.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Kevin J. Wheeler	A. O. Smith Retirement Plan	20.12	$920,292	0

Charles T. Lauber	A. O. Smith Retirement Plan	15.07	641,188	0

John J. Kita	A. O. Smith Retirement Plan Executive Supplemental Pension Plan	26.28 30.61	1,435,539 —	29,227 7,973,871

Ajita G. Rajendra	A. O. Smith Retirement Plan Executive Supplemental Pension Plan Special Pension Arrangement	9.92 14.92	465,227 8,728,388 1,178,629	0

James F. Stern	A. O. Smith Retirement Plan Executive Supplemental Pension Plan	7.59 12.59	318,554 2,351,256	0

Mark A. Petrarca	A. O. Smith Retirement Plan Executive Supplemental Pension Plan	15.57 20.57	642,232 2,820,880	0

We maintained a qualified defined benefit pension plan, the A. O. Smith Retirement Plan, for all eligible salaried employees that was closed to new entrants in 2010. Credited service was determined as of December 31, 2014, when the plan was frozen. The plan provides a monthly retirement benefit at normal retirement age equal to 1.1% of five-year final average pay, plus 0.5% of five-year final average pay in excess of social security compensation multiplied by credited service up to a 40-year maximum. Average annual pay includes base salary and 50% of annual bonus. Benefit accruals under the A. O. Smith Retirement Plan ceased as of December 31, 2014. In its place, we provide a non-elective company contribution under the A. O. Smith Retirement Security Plan, which is our 401(k) plan.

We also maintain the A. O. Smith Corporation Executive Supplemental Pension Plan to provide benefits to an executive whose benefits in the A. O. Smith Retirement Plan are subject to limitations under the Internal Revenue Code and to take into account 100% of an executive’s annual incentive bonus. The Executive Supplemental Pension Plan provides a benefit equivalent to 1.65% of the executive’s five-year final average pay times years of credited service up to a 40-year maximum, less the benefit provided from the A. O. Smith Retirement Plan. In July 2010, the PCC decided to continue the existing Executive Supplemental Pension Plan for all executive officers participating at that time, which includes Messrs. Rajendra, Kita, Stern and Petrarca. Its decision, however, reduces the final retirement benefit for affected executives by the amount of the monthly benefit that was lost when the A. O. Smith Retirement Plan stopped accruing benefits on December 31, 2014. Executives hired or promoted to a qualifying position after July 2010 do not participate in the defined benefit Executive Supplemental Pension Plan. Instead, they participate in a defined contribution restoration plan that will provide a 3% contribution under the A. O. Smith Non-qualified Deferred Compensation Plan per year of pay (base salary plus annual bonus) based on compensation above the Internal Revenue Service limit. All named executive officers participate in the Executive Supplemental Pension Plan except Mr. Wheeler and Mr. Lauber. Mr. Wheeler and Mr. Lauber participate in the defined contribution restoration plan.

The normal retirement age under the A. O. Smith Retirement Plan and the Executive Supplemental Pension Plan for Mr. Rajendra is 66; for Messrs. Wheeler, Lauber, Stern, Petrarca, and Kita, the normal retirement age is 67. Each plan provides for early retirement as early as age 57 and 10 years of service but with reductions in the normal retirement benefit. The reductions for benefits provided by the A. O. Smith Retirement Plan are equal to 6.67% per year between the age at retirement and the executive’s normal retirement age less three years (also called the unreduced retirement age). Mr. Rajendra is retirement eligible, and Mr. Wheeler, Mr. Lauber and Mr. Stern are currently eligible for early retirement. If an executive retires early, the single lump-sum amount to be paid from the Executive Supplemental Pension Plan is calculated based upon the unreduced benefit commencing at the unreduced retirement age discounted for interest between the unreduced retirement age and executive’s age at early retirement using the after-tax yield on the Bloomberg Barclays Capital U.S. Corporate Index. Executives terminating before age 57 and 10 years of service with a vested benefit receive a single lump-sum amount from the Executive Supplemental Pension Plan calculated in the same manner as for early retirement, except the benefit is based upon the unreduced benefit commencing at the executive’s normal retirement age, discounted for interest between the executive’s normal retirement age and the executive’s age at termination.

The “Present Value of Accumulated Benefit” set forth in the table above is based on assumptions and valuation dates that are the same as those used for the valuation of pension liabilities in the company’s most recent Annual Report. Retirement age under the A. O. Smith Retirement Plan and the Supplemental Executive Retirement Plan is assumed to be the earliest age that an executive can retire with an unreduced benefit, which is age 64 for all executives except Mr. Rajendra, which is age 63. Mr. Kita retired in 2019. Post-retirement mortality rates are based on the Pri-2012 Retiree Mortality Table (white-collar variant), including generational improvements using scale MP2019. The assumption is made that there is no probability of pre-retirement death or termination by any other cause.

The A. O. Smith Retirement Plan pays benefits in the form of a single life retirement annuity. Optional forms of annuity payment are available on an actuarially equivalent basis. The retirement benefit under the Executive Supplemental Pension Plan is paid as a single lump-sum to the executive upon retirement. The lump-sum amount is calculated by determining the amount necessary (on an after tax basis to the executive) to purchase a commercial annuity that will provide a monthly amount equivalent to the after-tax amount the executive would receive if the monthly pension would be paid directly by us. To calculate the “Present Value of Accumulated Benefits” for the benefit under the Executive Supplemental Pension Plan, assumptions are made regarding the executive’s tax rate at retirement and post-retirement tax rate and an annuity purchase interest rate (currently 2.50%). As an offset to a portion of the lump-sum payment obligation to the executive, we may transfer life insurance policies to the executive valued at the cash surrender value of the life insurance policies.

We do not have a policy to grant extra years of service. One named executive has a special arrangement negotiated upon his employment with us. Having completed 10 years of service, Mr. Rajendra will be eligible for a payment of $85,000 per year. Under this arrangement, the company will provide semimonthly payments of

$3,541.67 to Mr. Rajendra for the balance of his life, with the first payment commencing six months following his separation, as required by law. Payments are treated as taxable wages for FICA purposes. Mr. Rajendra’s benefit is in addition to the benefits provided by the A. O. Smith Retirement Plan and the Executive Supplemental Pension Plan. This agreement was granted in order to compensate Mr. Rajendra for benefits forfeited from his prior employer upon termination.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in 2019 ($)	Registrant Contributions in 2019 ($)[1]	Aggregate Earnings in 2019 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2019 ($)
Kevin J. Wheeler	$580,500	$133,458	$394,040	$0	$2,240,799

Charles T. Lauber	0	36,712	23,368	0	184,640

John J. Kita	470,000	0	19,158	28,996	953,356

Ajita G. Rajendra	1,118,000	65,418	710,643	0	4,152,527

James F. Stern	391,000	20,721	598,672	0	3,215,204

Mark A. Petrarca	0	14,592	63,638	0	345,380

[1]	All registrant contributions under the A. O. Smith Non-qualified Deferred Compensation Plan in 2019 are also reported in the “Summary Compensation Table.”

Each executive has an account in the A. O. Smith Non-qualified Deferred Compensation Plan, which each year is credited with supplemental company contributions and notional dividend equivalents on restricted stock and restricted stock units. The executive’s account is a bookkeeping entry only. Amounts credited to the executive’s account are credited with gains and losses each month based on the executive’s crediting election. The crediting election is used to designate the investment fund(s) as the basis for calculating the rate of return equivalent for the executive’s account. The current funds available for a crediting election are: Fidelity VIP Money Market Division, PIMCO VIT Total Return Division, Principal LifeTime 2010 Division, Principal LifeTime 2020 Division, Principal LifeTime 2030 Division, Principal LifeTime 2040 Division, Principal LifeTime 2050 Division, Principal LifeTime 2060 Division, Principal LifeTime Strategic Income Division, Principal Global Investors - Equity Income Division, Vanguard VIF Balanced Division, MFS Growth Division, Vanguard VIF Equity Index Division, Vanguard VIF Mid Cap Index Division, American Century VP Mid Cap Value Division, American Funds Ins Series International Fund Division, Principal Bond Market Index Division, Janus Henderson Enterprise Division, Goldman Sachs VIT Small Cap Equity Insights Division, Calvert VP Russell 2000 Small Cap Index Division and A. O. Smith Stable Value Fund.

The Non-qualified Deferred Compensation Plan also allows executives to defer payment of all or a part of their base salary, annual incentive bonus or restricted stock units to a future date. Deferred amounts are credited to the executive’s account in the Non-qualified Deferred Compensation Plan, and gains and losses on the deferred amounts are credited in the same manner as described above for supplemental company contributions and notional dividend equivalents, except that deferrals of restricted stock units are deemed invested in shares of our Common Stock for purposes of determining gains and losses, and dividend equivalents on such restricted stock units are credited in the form of additional restricted stock units.

Executives are eligible to receive payment of amounts in their accounts under the Non-qualified Deferred Compensation Plan beginning upon termination of employment (six months after termination in the case of the amounts credited to accounts on or after January 1, 2005).

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT

AND CHANGE IN CONTROL ARRANGEMENTS

We have a Senior Leadership Severance Plan, in which all of the named executive officers participate. The Board implemented the Senior Leadership Severance Plan to establish financial protection for our executives upon various employment termination scenarios, including a change in control of our company. We believe the Senior Leadership Severance Plan assists in retention of executives and provides a more attractive compensation package when recruiting key talent. Furthermore, instead of negotiating individual separation arrangements upon a termination, the Board can ensure consistent and equitable treatment for all executives through the Senior Leadership Severance Plan.

The Senior Leadership Severance Plan provides that each named executive officer will receive severance benefits upon a “Qualifying Termination” and provides for vesting of certain equity awards upon a “Change in Control.” Under the Senior Leadership Severance Plan:

•	A “Qualifying Termination” is an involuntary termination of employment without “Cause” or a voluntary termination of employment with “Good Reason.”

•

“Cause” means any of the following: conviction or plea of nolo contendere to a felony or crime involving moral turpitude; the executive’s willful and continuing refusal to substantially perform his duties; the executive engages in conduct that constitutes willful gross neglect or willful gross misconduct, or any other material breach of the Confidentiality and Loyalty Agreement by the executive.

•

“Good Reason” means any of the following, without the executive’s consent: our company materially reduces the executive’s base salary; our company requires the executive to be based at a location in excess of 50 miles from his principal job location; material diminution in the executive’s title, authority, duties or responsibilities; the failure of our company or its business unit, as applicable, to obtain the written commitment of a purchaser of substantially all assets of our company or the business unit, to be bound to the terms of the Senior Leadership Severance Plan; or any action or inaction by our company that constitutes a material breach of the Senior Leadership Severance Plan.

•

A “Change in Control” is deemed to have occurred upon: the acquisition of 50% or more of our company’s or relevant business unit’s capital stock entitled to vote in the election of directors (other than acquisitions by certain members of the Smith family); a majority of the members of the Board of Directors of our company as of August 1, 2009, (or succeeding directors elected or nominated by 2/3 of the existing directors) ceasing to be continuing directors at any time; or the consummation of a reorganization, merger, or consolidation resulting in a change in ownership with respect to 50% or more of the relevant entity’s voting securities, or a sale or other disposition of more than 40% of our company’s or the relevant business unit’s assets.

In order to be covered by the Senior Leadership Severance Plan, named executive officers must sign a noncompete, non-solicitation, assignment of inventions and confidentiality agreement. In order to receive severance benefits, the named executive officers must sign a release of all claims against our company and its affiliates.

The Senior Leadership Severance Plan had an irrevocable term through July 31, 2013, and automatically renews for successive one-year periods. The Plan will automatically renew for two years upon a Change in Control.

In the event of a Qualifying Termination, Messrs. Wheeler and Rajendra will receive 24 months of continuation of pay. Messrs. Lauber, Stern, and Petrarca will receive continuation of pay for 18 months. The continuation of pay will be equal to the executive’s annual salary and target bonus during the year of termination. Each named executive officer will also receive within 2-1/2 months after the end of the year in which the termination occurred a lump-sum payment of the actual bonus based on performance that would have been payable for the year of termination adjusted on a pro rata basis based on days employed during the bonus plan year. Each named executive officer will also receive medical benefit continuation and outplacement (capped at 25% of the executive’s annual base salary) through the Severance Period (the period during which the executive receives salary continuation).

Upon a Qualifying Termination without a Change in Control, long-term incentive awards are treated as follows: (i) any unvested or unearned long-term incentive awards that were granted during the calendar year of the termination date will be forfeited; (ii) unvested stock options become vested on a pro rata basis; (iii) unvested shares of restricted stock and unvested restricted stock units that vest solely on the passage of time that were granted in any calendar year before the termination become vested on a pro rata basis; and (iv) unearned performance shares and performance units, and unearned shares of restricted stock and restricted stock units that vest based on the achievement of performance goals will be paid at the end of the actual performance period on a pro rata basis based on actual performance.

Upon a Qualifying Termination within two years following a Change in Control, the named executive officers will be eligible for an enhanced benefit. The named executive officers, other than Messrs. Wheeler and Rajendra, will receive a lump-sum severance payment equal to 15 months of base salary and target bonus, and a lump-sum payment equal to 9 months of base pay and target bonus in consideration for the noncompete provisions. Messrs. Wheeler and Rajendra will receive a lump-sum payment equal to 24 months of base salary and target bonus, and a lump-sum payment equal to 12 months of base pay and target bonus in consideration for the noncompete provisions. Each named executive officer will also receive a lump-sum payment of the target bonus that would have been payable for the year of termination adjusted on a pro rata basis based on days employed during the bonus plan year. The named executive officers also will be eligible to receive continued medical and outplacement benefits during the Severance Period.

Furthermore, upon a Change in Control, long-term incentive awards are treated as follows: (i) unvested stock options become fully vested; (ii) unvested shares of restricted stock and unvested restricted stock units that vest solely on the passage of time become fully vested; and (iii) unearned performance shares and performance units, and unearned shares of restricted stock and restricted stock units that vest based on the achievement of performance goals are paid out at the target amount, adjusted on a pro rata basis based on the time the executive was employed during the relevant performance period. However, if the Change in Control is the result of a sale of our company’s or a relevant business unit’s assets, then the executive will only receive such treatment with respect to his long-term incentive awards if the executive experiences a Qualifying Termination within 24 months of such Change in Control.

We will reimburse the named executive officer for excise tax liability resulting from payments received in connection with his or her termination following a Change in Control if the executive’s Parachute Payments (as defined under Internal Revenue Code Section 280G) exceed the officer’s safe harbor (as defined under Internal Revenue Code Section 280G) by more than 10 percent. The company will cap the executive’s total payment if his or her total net benefit is less than 110 percent of the executive’s respective safe harbor amount, which we refer to as “Effect of Modified Gross-up Provision” in the table below.

Set forth below are tables showing payments and benefits to each named executive officer upon a Qualifying Termination or a Change in Control and a Qualifying Termination under the Senior Leadership Severance Plan.

We list the estimated amount of compensation payable to each of our named executive officers in each situation in the tables below assuming that a Qualifying Termination or Change in Control and Qualifying Termination occurred at December 31, 2019, and that our Common Stock had a value of $47.64, which was the closing market price for our Common Stock on December 31, 2019. The actual amount of payments and benefits can only be determined at the time of such a Qualifying Termination or Change in Control, and therefore the actual amounts would vary from the estimated amounts in the tables below.

Payments Resulting From A Qualifying Termination

December 31, 2019

Name	Severance	Pro rata Bonus[1]	Stock Options	Restricted Stock Units	Performance Units[2]	Medical Coverage[3]	Outplacement[4]	Total
Kevin J. Wheeler	$4,092,000	$576,000	$—	$1,475,411	$814,000	$26,304	$232,500	$7,216,215

Charles T. Lauber	1,252,500	152,000	—	400,891	265,000	7,155	125,000	2,202,546

Ajita G. Rajendra	3,960,000	558,000	—	3,083,261	2,252,000	26,304	225,000	10,104,565

James F. Stern	1,360,215	188,000	—	600,026	521,000	20,892	135,750	2,825,883

Mark A. Petrarca	1,128,000	146,000	—	200,300	287,000	15,016	117,500	1,893,816

[1]	Upon a Qualifying Termination or retirement, pro rata bonus is based upon actual performance. The amounts in the table are based on the actual bonus for 2019.

[2]

Upon a Qualifying Termination, payout is based upon actual performance. The amounts in the table assume the 2017-2019 award will pay out at 136.1% of target and awards for other performance periods will pay out at target.

[3]	Calculated based on the employer-paid portion of medical and dental insurance for the Severance Period.

[4]	Calculated at the maximum under the Senior Leadership Severance Plan, 25% of the named executive officer’s base salary.

Payments Resulting From A Change In Control

And Qualifying Termination Of Employment

December 31, 2019

Name	Severance	Pro rata Bonus	Stock Options	Restricted Stock Units	Performance Units	Medical Coverage[1]	Outplace- ment[2]	Effect of Modified Gross-up Provision[3]	Excise Tax Gross-up	Total
Kevin J. Wheeler	$6,138,000	$1,116,000	$—	$1,475,411	$740,000	$39,456	$232,500	$0	$3,644,500	$13,385,867

Charles T. Lauber	1,670,000	335,000	—	400,891	227,000	9,540	125,000	0	0	2,767,431

Ajita G. Rajendra	5,940,000	1,080,000	—	3,083,261	1,869,000	39,456	225,000	0	0	12,236,717

James F. Stern	1,813,620	363,810	—	600,026	447,000	27,856	135,750	0	0	3,388,062

Mark A. Petrarca	1,504,000	282,000	—	249,777	308,000	20,022	117,500	0	0	2,481,299

[1]	Calculated based on the employer paid portion of medical and dental insurance for the Severance Period.

[2]	Calculated at the maximum under the Senior Leadership Severance Plan, 25% of the named executive officer’s base salary.

[3]	Reflects the amount by which payments to an executive will be reduced so that the executive is not required to pay excise tax.

The A. O. Smith Combined Incentive Compensation Plan allows executives who retire to continue to vest stock options, restricted stock units and performance awards on their original vesting schedule. Upon an executive’s retirement, outstanding stock options receive an accelerated expiration of the earlier of the original expiration date or five years from the date of retirement. A retiring executive is entitled to receive a pro rata portion of performance units based on the period of his employment during the three-year performance period based on achievement of the performance goals. A retiring executive is also entitled to receive a pro rata portion of annual incentive compensation, based on his period of employment during the performance period and actual performance achieved.

Please refer to the “Pension Benefits” and “Non-qualified Deferred Compensation” Tables above and related narrative for additional information on the present value of accumulated benefits for our named executive officers.

In addition, each of our named executive officers is provided life insurance as discussed in the section, “Executive Life Insurance.” The death benefits payable as of December 31, 2019, are: $2,790,000 for Mr. Wheeler; $1,500,000 for Mr. Lauber; $3,180,000 for Mr. Rajendra; $1,629,000 for Mr. Stern; and $1,410,000 for Mr. Petrarca. The death benefits payable after retirement are: $930,000 for Mr. Wheeler; $500,000 for Mr. Lauber; $583,000 for Mr. Kita; $1,060,000 for Mr. Rajendra; $543,000 for Mr. Stern; and $470,000 for Mr. Petrarca.

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE

The Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with management. Based on the Committee’s review and discussion with management, the Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2019.

Ronald D. Brown, Chairperson

William P. Greubel, Committee Member

Paul W. Jones, Committee Member

Bruce M. Smith, Committee Member

PAY RATIO DISCLOSURE

Our philosophy is to pay our employees competitively with similar positions in the applicable labor market. We follow this approach worldwide, whether it be an executive level position or hourly job at a foreign plant. As such, we typically benchmark by position to the applicable labor market every year, and adjust compensation to match the applicable market. By doing so, we believe we maintain a high-quality, more stable workforce. The compensation we paid to the median employee identified below was benchmarked in accordance with this process to verify competitive compensation.

As a result of rules the SEC adopted under the Dodd-Frank Act, we are providing the following disclosure about the ratio of the annual total compensation of our chief executive officer to the median annual total compensation of our employees. For the year ended December 31, 2019:

•	the median of the annual total compensation of all employees of our company was reasonably estimated to be $21,337;

•	the annual total compensation of our chief executive officer was $3,808,438; and

•	based on this information, the ratio of the annual total compensation is estimated to be 178:1.

We identified our median employee using a multi-step process that is permitted under the SEC rules. We first examined the annual cash compensation paid to each of our employees during 2019, which we gathered from payroll data. Then, we excluded approximately 424 employees in India, approximately 50 employees in Vietnam and approximately 57 employees in Turkey as allowed under the de minimis exception to the SEC rules. The total numbers of U.S. employees and non-U.S. employees were 4,508 and 10,607, respectively, before taking into account such exclusions and for purposes of calculating such exclusions. We annualized the total cash compensation paid to those employees who commenced work with us during 2019 and therefore did not work for us the entire calendar year. Using this annual cash compensation data, we identified 10 employees whose total cash compensation was closest to the median annual cash compensation, as we believed that our median employee was likely within such group since cash compensation reasonably reflects the total compensation for most of our employee population. We then examined the total compensation of each of the employees within such group, calculated the same way as we calculate total compensation for our named executive officers in the Summary Compensation Table, to select our median employee whose total compensation is disclosed above. The median employee is a salaried Sales/Marketing Support Specialist at our Nanjing, China plant who in 2019 earned the U.S. dollar equivalent of $21,337 which is competitive pay for this position in China.

ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to vote, on a nonbinding advisory basis, on a resolution approving the compensation of our named executive officers, as disclosed pursuant to the executive compensation disclosure rules of the SEC, including in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and narrative discussion contained in this Proxy Statement.

As we describe in detail in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and narrative discussion contained in this Proxy Statement, we have designed our executive compensation programs to drive our long-term success and increase stockholder value. We utilize our executive compensation programs to provide competitive compensation that will attract and retain our named executive officers, encourage our named executive officers to perform at their highest levels by linking compensation with financial and performance milestones and directly align our executive compensation with stockholders’ interests through the use of equity-based incentive awards.

The Personnel and Compensation Committee has overseen the development and implementation of our executive compensation programs in line with these core compensation principles. The Personnel and Compensation Committee also continuously reviews, evaluates and updates our executive compensation programs to help ensure that we provide competitive compensation that motivates our named executive officers to perform at their highest levels, while increasing long-term value to our stockholders. With these core compensation principles in mind, the Personnel and Compensation Committee took the following compensation actions in 2019 to align our programs with stockholder interests:

•	maintained the structure of our compensation programs and incentive awards generally to provide compensation at targeted levels based on benchmark studies;

•	conducted an annual risk assessment with respect to our executive compensation program; and

•	maintained the maximum cap in our annual incentive compensation plan at 200% of target, which aligns with market practices and rewards management for building extraordinary value for stockholders.

We believe the Personnel and Compensation Committee’s compensation actions, like those described above, demonstrate our continued commitment to align our executive compensation with stockholders’ interests, while providing competitive compensation to attract, motivate and retain our named executive officers and other key talent. We will continue to review and adjust our executive compensation programs with these goals in mind to help ensure the long-term success of our company and generate increased long-term value to our stockholders.

The Board of Directors requests the support of our stockholders for the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and narrative discussion in this Proxy Statement. This advisory vote on the compensation of our named executive officers gives our stockholders another means to make their opinions known on our executive compensation programs. For the reasons we discuss above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the ‘Compensation Discussion and Analysis’ section and compensation tables and narrative discussion contained in this Proxy Statement.”

This vote on the compensation of our named executive officers is advisory and not binding on us, our Board of Directors or the Personnel and Compensation Committee. Although the outcome of this advisory vote on the compensation of our named executive officers is nonbinding, the Personnel and Compensation Committee and the Board of Directors will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

REPORT OF THE AUDIT COMMITTEE

The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Board, to oversee the activities of our internal audit function, to appoint the independent registered public accounting firm and to report the results of the Committee’s activities to the Board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and Ernst & Young LLP (the independent registered public accounting firm) is responsible for auditing and reporting on those financial statements and our internal control structure. The Committee reviewed and discussed with management and the independent registered public accounting firm our audited financial statements as of and for the year ended December 31, 2019.

During 2019, the Audit Committee conducted fifteen meetings, five of which were in person and ten of which were telephonic. The Committee chairperson and other members of the Committee each quarter reviewed and commented on the earnings news release and SEC Form 10-Qs, including the interim statements included therein, and met and discussed our draft Annual Report on SEC Form 10-K with the chief financial officer, general counsel, controller and independent registered public accounting firm prior to filing and public release. In addition, the Committee reviewed and ratified its Charter.

The Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Both the director of internal audit and the independent registered public accounting firm have direct access to the Audit Committee at any time on any issue of their choosing, and the Committee has the same direct access to the director of internal audit and the independent registered public accounting firm. The Committee met with the director of internal audit and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Committee met separately with the company’s chief financial officer and controller regarding financial reporting, and met separately with the company’s general counsel on compliance matters. The Committee discussed with management the status of pending litigation, taxation and other areas of oversight relating to financial reporting and audit processes as the Committee determined to be appropriate. The Committee also reviewed with the Board and management the company’s Enterprise Risk Management (ERM) program, including specific risk topics that are addressed in presentations to the Board, including information security risk and privacy compliance.

The Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board for the independent registered public accounting firm’s communications with audit committees concerning independence. In addition, the Committee considered the compatibility of non-audit services with the independent registered public accounting firm’s independence. The Audit Committee has procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm. These procedures include reviewing and approving a budget for audit and permitted non-audit services. Audit Committee approval is required to exceed the amount of the budget for a particular category of non-audit services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee, which is later ratified by the full Committee. The Audit Committee concluded the provision of the non-audit services is compatible with maintaining the independent registered public accounting firm’s independence.

During the fiscal year ended December 31, 2019, Ernst & Young LLP was employed principally to perform the annual audit and to render tax services. Fees paid to Ernst & Young LLP for each of the last two fiscal years are listed in the following table:

	Year Ended December 31
	2019	2018
Audit Service Fees	$1,663,500	$1,366,000
Audit Related Fees	0	0
Tax Fees	81,261	108,685

Total Fees	$1,744,761	$1,474,685

Audit fees consist of fees for the annual audit of our company’s financial statements and internal controls over financial reporting, reviews of financial statements included in our Form 10-Q and 10-K filings, statutory audits for certain of our company’s foreign locations and other services related to regulatory filings.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC. The Committee appointed Ernst & Young LLP as our independent registered public accounting firm for fiscal 2020, subject to stockholder ratification, and preliminarily approved its estimated fees for first and second quarter reviews, audit related and tax services.

Gene C. Wulf, Chairperson

Dr. Ilham Kadri, Committee Member

Mark D. Smith, Committee Member

Idelle K. Wolf, Committee Member

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of our company has appointed Ernst & Young LLP as our company’s independent registered public accounting firm for 2020. Representatives of Ernst & Young LLP have been invited to be present at the 2020 Annual Meeting of Stockholders to provide a statement and respond to stockholder questions. Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Audit Committee’s action in appointing Ernst & Young LLP as our independent registered public accounting firm. The Board of Directors has itself ratified the Audit Committee’s action. Should such appointment not be ratified by the stockholders, the Audit Committee will reconsider the matter. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of our company and our stockholders.

REPORT OF THE NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee met five times during the year. The Committee monitored the status of legislation and related SEC regulations impacting corporate governance. The Committee also reviewed the process implemented by the Board and each Board Committee to review best practices and how they addressed risk oversight. In addition, the Committee reviewed a governance best practice or SEC topic at each of its meetings. In 2019, the Committee oversaw the engagement of an outside consultant to lead the Board through an in-depth reflection on existing corporate governance practices and best practices for Board consideration. Further, the Committee reviewed and ratified its Charter, which provides that the Committee is responsible for the nomination of directors, review of director independence and compensation committee consultant independence, review of compensation to be paid to directors and our company’s corporate governance practices, especially in light of SEC and NYSE rules. The Charter is posted on our website; the address of the website is www.aosmith.com.

As part of its responsibilities, the Committee monitored our corporate governance. It recommended to the Board of Directors updates to the Corporate Governance Guidelines, which the Board adopted. The Committee verified that all Committees’ Charters were in place and were reviewed by the Committees. It reviewed our code of business conduct, called the “Guiding Principles,” as well as our financial code of ethics, officers’ outside board memberships, minimum qualifications for directors, the process and procedure for stockholder recommendation of director candidates and stockholder communications with the Board, which the Board previously adopted. These and other corporate governance documents, including Committees’ Charters, are available via our website. No waivers were sought or granted from our code of conduct. The Committee also monitored director education programs in which directors participated.

The Committee also is responsible for reviewing director compensation. In 2019, the Committee approved an annual increase of $5,000 in the director retainer fee and an increase of $5,000 in director stock retainer, which was prorated for the balance of 2019. This adjustment was based on the annual director compensation benchmarking provided by Willis Towers Watson, as approved by the Board.

The Committee reviewed Board Committee member qualifications and independence and made recommendations to the Board on member appointments to Committees. The Committee reviewed the Board’s Committee structure and operations and reported to the Board regarding them. Further, the Committee reviewed the independence of compensation consultants and made recommendations to the Personnel and Compensation Committee as to their independence.

The Committee also conducted an evaluation of its performance and oversaw the evaluation process to ensure that the Board and each of the other Committees performed its own self-evaluation and reported on it to the Board of Directors. The directors also evaluated the performance of each of their fellow directors.

William P. Greubel, Chairperson

Ronald D. Brown, Committee Member

Paul W. Jones, Committee Member

Bruce M. Smith, Committee Member

APPROVAL OF AN AMENDMENT OF THE A. O. SMITH

COMBINED INCENTIVE COMPENSATION PLAN AND INCREASE OF

AUTHORIZED SHARES OF COMMON STOCK BY 2,400,000

General

The Board of Directors is seeking stockholder approval of an amendment to the A. O. Smith Combined Incentive Compensation Plan (the “Plan”). The Plan was initially approved by stockholders in 2002. On February 10, 2020, the Board of Directors approved an amendment to the Plan to (i) subject to the approval of the stockholders at the 2020 annual meeting, increase the total number of shares of Common Stock available for issuance under the Plan by 2,400,000 and (ii) make certain other administrative changes. The text of the amended Plan is set forth in Exhibit A to this proxy statement, and the description of the amended Plan that appears below is qualified in its entirety by reference to such text.

Stockholder approval of the amended and restated Plan will also constitute approval to extend the period during which “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (the “Code”) may be granted under the Plan until the tenth anniversary of the effective date of the amended and restated Plan.

Summary of Amendments to the Plan

In addition to increasing the number of shares available under the Plan by 2,400,000, the Personnel and Compensation Committee recommended, and the Board has approved, other changes to the Plan. The material changes are as follows:

•	Incorporate a minimum vesting period of at least one year. This requirement is consistent with Company practice, but was not previously formalized in the Plan.

•	Implement a “cap” on total director compensation, which encompasses both cash and stock retainers provided under the Plan.

•	Incorporate into the Plan clawback language that is now included in individual award agreements. By including it in the Plan, stockholders would be required to approve any future changes.

•	Incorporate provisions specifying the treatment of awards under the Plan upon a change in control.

Key Reasons to Support the Plan:

The amended and restated Plan includes a number of provisions that are protective of stockholders or are otherwise considered “best practices,” including the following:

•	No “evergreen” feature-the share request is fixed and can only be increased with stockholder approval

•	No repricing of underwater options or stock appreciation rights without stockholder approval

•	No recycling of shares that are used to pay option exercise price

•	Plan includes director and individual award limits

•	Limits “full value” awards (such as restricted stock and restricted stock units) to 35% of the share reserve

We also believe that the additional 2,400,000 shares reserved under the amended and restated Plan represents a reasonable level of dilution to existing stockholders, as shown in the table below:

Potential Equity Dilution with Addition of 2,400,000 Shares
Equity awards outstanding as of the Record Date	3,891,680	Potential Equity Dilution
Shares available for grant under the Plan as of the Record Date	951,833

Additional requested shares(1)	2,400,000	1.68%

Total Shares & Potential Equity Dilution(2)	7,243,513	5.06%

(1)

Potential equity dilution attributable to the additional requested shares is calculated as (additional requested shares) / (common stock outstanding + equity awards outstanding + shares available for grant + additional requested shares) as of the Record Date.

(2)

Total potential equity dilution is calculated as (equity awards outstanding + shares available for grant + additional requested shares) / (common stock outstanding + equity awards outstanding + shares available for grant + additional requested shares) as of the Record Date.

Vote Required

The affirmative vote of a majority of the votes present or represented at the meeting is required for approval of the amendment to the Plan. Refer to the General Information Section on pages 1 and 2 of the proxy statement for a more detailed discussion of the vote required. The Smith Family Voting Trust, which on the Record Date had the right to vote approximately 63.8% of the votes represented by outstanding Class A Common Stock and Common Stock (see “Principal Stockholders” above) has advised A. O. Smith Corporation (the “Company”) that it will vote all such shares for approval of the amendment to the Plan. Hence, approval of the amendment to the Plan is assured regardless of the vote of any other stockholders. The Board of Directors recommends that stockholders vote FOR approval of the amendment to the Plan.

Purpose

The Plan was adopted to provide additional compensation as an incentive to induce key employees and directors to remain in the employ of the Company or its subsidiaries or affiliates; to encourage such employees to secure or increase on reasonable terms their stock ownership in the Company or to otherwise align their interests with the Company’s stockholders; to motivate such employees and directors, by means of growth-related incentive, to achieve long-range growth goals; and to provide incentive compensation opportunities which are competitive with those of other major corporations.

Available Shares

As of the Record Date, 951,833 shares of Common Stock were available for issuance pursuant to grants of additional awards under the Plan without taking into account the amendment and there were outstanding under the

Plan stock options covering 4,489,543 shares of Common Stock and unvested restricted stock units covering 402,137 shares of Common Stock. The amendment to the Plan will increase the total number of shares of Common Stock available for issuance under the Plan by 2,400,000.

If any shares subject to awards granted under the Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all the shares, then the shares subject to, reserved for or delivered in payment in respect of such award may again be used for new awards under this Plan. A maximum of 35% of shares of Common Stock reserved under the Plan may be issued as awards other than stock options or stock appreciation rights.

The shares of stock granted under the Plan may be shares of authorized but unissued Common Stock or issued shares of Common Stock that have been reacquired by the Company. The market value of one share of our Common Stock on the New York Stock Exchange as of the close of the market on February 18, 2020 was $43.98.

Administration

The Plan is administered by the Board of Directors with respect to non-employee director participants and the Personnel and Compensation Committee of the Board of Directors (the “Committee”) with respect to all other participants. The Board and the Committee may also delegate its authority to another Board committee, subcommittee, or officer of the Company. We refer to the Board, the Committee and their delegates as the “Administrator.” The Administrator has authority to determine who shall participate in the Plan (the “Participants”) and the types of awards granted; determine the terms and conditions of each award; and interpret and administer the provisions of the Plan.

Eligibility

Key employees (including executive officers) of the Company, its subsidiaries and affiliated entities in which the Company has an equity interest (“affiliated subsidiaries”) and the Company’s directors are eligible to become participants in the Plan if selected by the Administrator to receive an award. As of the Record date, we had approximately 120 employees and eight non-employee directors eligible to participate in the Plan.

Awards Under the Plan

The Plan permits the grant of the following awards: (a) stock options, which may be either “incentive stock options” (“ISOs”) meeting the requirements of Section 422 of the Code or “nonqualified stock options” that do not meet the requirements of section 422 of the Code; (b) restricted stock; (c) stock appreciation rights (“SARs”); (d) restricted stock units; (e) awards intended to qualify as “performance-based compensation” under state tax laws (“performance awards”); and (f) other stock-based or cash awards.

The Plan provides that, subject to adjustment, no Participant may be granted awards that could result in such Participant receiving in any single calendar year:

•	stock options for more than 2,400,000 shares;

•	awards of restricted stock and restricted stock units relating to more than 1,200,000 shares;

•	SARs relating to more than 2,400,000 shares;

•	payments in respect of performance awards for more than $5,000,000; and

•	other stock-based awards in excess of 1,200,000 shares.

In addition, the Plan provides that the maximum value of awards granted under the plan to a non-employee director during any year, when combined with any cash fees paid to the director in such year, cannot exceed $500,000.

Terms of Awards

Stock Options. The exercise price for each stock option at the time the option is granted shall be equal to at least 100% of the fair market value of the Common Stock on the date of the grant. Fair market value for purposes of the Plan means, unless the Administrator determines otherwise, the average of the high and low sales price on the NYSE for the applicable date. The term of an option granted under the Plan must not be more than ten years. The purchase price of any option may be paid: (a) in cash or its equivalent; (b) with the consent of the Administrator, by tendering previously acquired shares valued at their fair market value; (c) through a cashless exercise procedure established by the Administrator; or (d) a combination of the above. Stock options shall be subject to all other terms and conditions as the Administrator may determine consistent with the provisions of the Plan. The Plan specifically prohibits the repricing, reissuance or backdating of any option without stockholder approval.

Restricted Stock. Shares of restricted stock shall be subject to restrictions on transfer and such other restrictions on incidents of ownership as the Administrator may determine, including, but not limited to, the lapse of restrictions upon the Participant’s achievement of one or more performance goals over a specified performance period determined pursuant to a performance formula, all as determined by the Administrator. Restricted stock shall be subject to such terms and conditions as the Administrator may determine consistent with the provisions of the Plan.

Restricted Stock Units. An award of restricted stock units is the right to receive shares of Common Stock, or cash payment equal to the fair market value of shares of Common Stock, at such time and under such conditions as determined by the Administrator, which include a time-based vesting period of not less than a period of three years or require attainment of performance goals within a performance period of at least one year.

Stock Appreciation Rights. A SAR granted under the Plan will confer on the Participant the right to receive payment measured by the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR to the date on which the Participant exercises the SAR. SARs shall be subject to such terms and conditions as the Administrator may determine consistent with the provisions of the Plan. The payment to which the Participant is entitled on the exercise of a SAR may be in cash, in Common Stock valued at fair market value on the date of exercise, or partly in cash and partly in Common Stock, as the Administrator shall determine. The Plan specifically prohibits the repricing, reissuance or backdating of any SAR without stockholder approval.

Performance Awards. A performance award is an award denominated in cash or shares that is intended to satisfy the requirements of “performance-based compensation” for the state tax deductibility. The payment or delivery is based on the achievement of one or more performance goals over a performance period, as specified in the performance formula, all as determined by the Administrator. A performance award can be either a single-year or multi-year award. A Participant may be awarded a multi-year or single-year performance award during the same calendar year. Performance awards shall be subject to such terms and conditions as the Administrator may determine consistent with the provisions of the Plan. Performance awards may be paid in cash, in Common Stock valued at fair market value on the payout date or, at the sole discretion of the Administrator, the day immediately preceding that date, or partly in cash and partly in Common Stock.

Performance Goals. For purposes of the grants of performance awards under the Plan, a performance goal is the level of performance established by the Administrator as a goal with respect to the achievement of certain financial results of the Company, an operating unit or both for a specified performance period. Such financial results, as selected by the Administrator, may include basic or diluted earnings per share, revenue, operating income, earnings before or after interest, taxes, depreciation and/or amortization, return on capital, return on capital as a percent of cost of capital, return on equity, return on assets, cash flow, working capital, stock price and total stockholder return. Awards other than performance awards may also be contingent on the achievement of performance goals, which may relate to any of the foregoing metrics or such other goals as the Committee may establish in its discretion.

Other Awards. The Administrator may make other types of awards of shares or cash to Participants, including directors’ fees to non-employee directors or bonuses earned upon the attainment of performance goals.

Adjustments

The Plan provides for adjustments to the number of shares received under the Plan, the individual Participant limits, and the exercise or grant price of options and SARs to reflect future stock dividends (other than in lieu of an ordinary cash dividend), split-ups, recapitalizations, reorganizations, combinations of shares, mergers, consolidations and the like.

Transferability

Awards under the Plan are not transferable otherwise than by will or the laws of descent or distribution, except that a Participant may, to the extent allowed by the Administrator and in the manner specified by the Administrator, transfer any award or designate a beneficiary to receive payment of an award. The Administrator shall have authority, in its discretion, to amend award agreements and to allow the transfer of any existing award in the manner specified by the Administrator.

Change in Control

Under the Plan, a Change in Control generally means that (a) someone purchases 50% or more of our voting stock or 40% or more of our assets, (b) there is a change in the majority of our Board of Directors as a result of a tender offer, proxy contest, or similar transaction, or (c) the Company merges with another company and our existing stockholders, after such merger, hold less than 50% of the voting power of the combined company. In addition, if we sell a subsidiary or operating unit, such sale will be considered a “Change in Control” for Participants who worked primarily for such subsidiary or operating unit.

If there is a Change in Control, then awards under the Plan will generally be treated as follows:

•	Options and SARs will become fully vested and remain exercisable for three months;

•	Share-based awards subject to performance goals will be paid at target, but pro-rated to reflect the shortened performance period; and

•	Restricted stock, restricted stock units, and other share-based awards not subject to Performance Goals shall vest in full.

However, if the Change in Control is an asset sale, then the awards will only receive the special treatment described above if the Participant’s employment is terminated under certain circumstances following the Change in Control.

Minimum Vesting Period and Discretion to Accelerate

With limited exceptions, all awards granted under the Plan must have a minimum vesting period of at least one year. However, the Administrator retains the right to accelerate vesting of awards upon death, disability, retirement, other terminations of employment, or other events determined by the Administrator in its sole discretion.

Amendments and Termination

The Board of Directors, without further approval of the stockholders, may from time to time amend, suspend or terminate, in whole or in part, any or all of the provisions of the Plan in such respects as the Board deems advisable. However, no amendment can become effective without prior approval of the stockholders if the Administrator determines such approval is required by (1) the rules and/or regulations promulgated under Section 16 of the Securities Exchange Act of 1934, (2) the Code or any rules promulgated thereunder, (3) the listing requirements of the NYSE or any principal securities exchange or market on which the shares are then traded. Also, stockholders must generally approve Plan amendments to (a) increase the number of shares reserved for issuance under the Plan, (b) increase the number of shares or maximum amount payable to a Participant as specified in certain sections of the Plan or (c) that could reduce the protections of the Plan’s prohibition on option and SAR repricing. Subject to the provisions of the Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award. The authority of the Administrator to administer the Plan and modify or amend an award will extend beyond the date of the Plan’s termination. No amendment will, without the Participant’s consent, alter or impair any of the rights or obligations under any award previously granted to him or her under the Plan.

Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Plan under current tax law.

Stock Options. The grant of a stock option under the Plan will create no income tax consequences to the Company or the Participant. A Participant who is granted a nonqualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. Upon the Participant’s subsequent disposition of the shares received with respect to such stock option, the Participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, which is the fair market value of the Common Stock on the exercise date.

In general, a Participant will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, the Participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an ISO, and the Company will not be allowed a deduction. If the Participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the grant date of the ISO and one year from the exercise date, the Participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. Any additional gain realized by the Participant over the fair market value at the time of exercise will be treated as a capital gain.

Restricted Stock. Generally, a Participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the Participant makes the election described below. A Participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, which is the fair market value of the Common Stock on the date the restrictions lapse. Dividends paid in cash and received by a Participant prior to the time the restrictions lapse will constitute ordinary income to the Participant in the year paid, and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A Participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the Participant paid for such restricted stock). If the Participant makes such an election, the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. If the Participant makes the election, any cash dividends the Participant receives with respect to the restricted stock will be treated as dividend income to the Participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the Participant has made an election and subsequently forfeits the restricted stock, then the Participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

Restricted Stock Units. The grant of an award of restricted stock units will create no tax consequences for the Participant or the Company. Upon the vesting of the restricted stock units, the Participant will receive ordinary income equal to the fair market value of the shares received, and the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights. The grant of a SAR will create no income tax consequences for the Participant or the Company. Upon exercise of a SAR, the Participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the Participant receives shares of restricted stock upon exercise of a SAR, then recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the Participant.

Performance Awards. The grant of a performance award will create no income tax consequences to the Company or the Participant. Upon the Participant’s receipt of cash and/or shares at the end of the applicable performance period, the Participant will receive ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If performance awards are settled in whole or in part in shares, upon the Participant’s subsequent disposition of the shares, the Participant will recognize a capital gain or loss (long-term or short-term depending on how long the shares have been held) to the extent the amount realized upon disposition differs from the shares’ tax basis, which is the fair market value of the shares on the date the Participant received the shares.

Section 162(m) Related Provisions. In prior fiscal years, compensation in excess of $1,000,000 paid to any one of certain executive officers in a taxable year was deductible only if it was “performance-based compensation” within the meaning of Section 162(m) of the Code. The Plan historically has permitted (but not required) us to grant compensation that was intended to qualify as performance-based under Section 162(m) of the Code. The 2017 U.S. Tax Cuts and Jobs Act generally eliminated this performance-based exception for our 2018 fiscal year and later years, such that any compensation, including awards granted under the Plan, in excess of $1,000,000 will no longer be deductible for federal tax purposes. However, states still permit a tax deduction for “performance-based compensation,” so the proposed amendment and restatement of the Plan retains provisions relating to performance-based compensation under state law equivalents to Section 162(m) of the Code.

Code Section 280G. For certain executive officers, if a change in control of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the three times the five-year historical average of the individual’s annual compensation from the Company, then the entire amount in excess of the individual’s average annual compensation will be considered an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount, and the Company cannot deduct the excess amount from its taxable income.

The foregoing discussion is not a complete discussion of all the federal income tax aspects of the Plan. Some of the provisions contained in the Code have only been summarized, and additional qualifications and refinements are contained in regulations issued by the Internal Revenue Service.

Withholding

The Company will have the right to withhold from any cash payable or shares deliverable to a Participant, or require that a Participant make arrangements satisfactory to the Company for payment of, such amounts as the Company shall determine for the purpose of satisfying its statutory liability to withhold federal, state and local income taxes, including payroll taxes, incurred by reason of the grant, exercise, vesting or payment of any award. In the discretion of the Administrator, a Participant may be permitted to satisfy the withholding requirements by tendering previously acquired shares or by electing to have the Company withhold shares otherwise issuable to the Participant, having a fair market value, on the date income is recognized, equal to the amount required to be withheld, except that such amount may not exceed the maximum statutory withholding rate associated with the transaction to the extent needed for the Company to avoid an accounting change. The election must be made according to such rules and in such form as the Administrator shall determine.

New Plan Benefits

The Company cannot currently determine the awards that may be granted under the Plan in the future to the executive officers, other officers, directors or other employees. The Administrator will make such determinations from time to time.

Equity Compensation Plan Information Note to A.O. Smith:

The following table provides information about our equity compensation plans as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	3,321,472	(1)	$37.64	(2)	1,855,560	(3)

Equity compensation plans not approved by security holders	—		—		—

Total	3,321,472		$37.64		1,855,560

(1)	Consists of 2,728,350 shares subject to stock options, 313,763 shares subject to employee share units and 279,359 shares subject to director share units.

(2)	Represents the weighted average exercise price of outstanding options and does not take into account outstanding share units.

(3)

Represents securities remaining available for issuance under the A. O. Smith Combined Incentive Compensation Plan. If any awards lapse, expire, terminate or are canceled without issuance of shares, or shares are forfeited under any award, then such shares will become available for issuance under the A. O. Smith Combined Incentive Compensation Plan, hereby increasing the number of securities remaining available.

DATE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 intended to be presented at the 2021 Annual Meeting of Stockholders must be received by us no later than November 6, 2020, to be considered for inclusion in our proxy materials for the 2021 meeting. If a stockholder who otherwise desires to bring a proposal before the 2021 meeting does not notify us of its intent to do so on or before January 20, 2021, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their discretion.

March 6, 2020

EXHIBIT A

A. O. SMITH

COMBINED INCENTIVE COMPENSATION PLAN

As Amended and Restated Effective April 15, 2020

1.	Purpose

The purpose of the A. O. Smith Combined Incentive Compensation Plan (“Plan”) is to provide additional compensation as an incentive to induce key Employees to remain in the employ of A. O. Smith Corporation (“Company”) or Subsidiaries or Affiliates of the Company, to induce Non-Employee Directors to serve on the Board of Directors of the Company, and to encourage such Employees and Directors to secure or increase on reasonable terms their stock ownership in the Company or to otherwise align their interests with the Company’s stockholders. The Board of Directors of the Company believes the Plan will (1) attract and retain personnel and Non-Employee Directors possessing outstanding ability; (2) motivate personnel, by means of growth-related incentive, to achieve long-range growth goals; (3) provide incentive compensation opportunities which are competitive with those of other major corporations; and (4) further align the interest of Participants with those of the Company’s stockholders through opportunities for increased stock ownership.

2.	Effective Date; History; Term of the Plan

The Plan was originally effective on January 1, 2002. The Plan was then amended and restated effective as of February 10, 2009 was later updated to reflect the Company’s 3-for-2 stock split effective November 15, 2010, the Company’s 2-for-1 stock split effective May 13, 2013 and the Company’s 2-for-1 stock split effective October 5, 2016. The Plan is being further amended and restated effective as of April 15, 2020 (the “Restatement Date”), subject to approval by the Company’s stockholders at the annual meeting on such date. Unless earlier terminated pursuant to Section 15, the Plan will terminate when all Shares reserved for issuance hereunder have been issued. Notwithstanding the foregoing, no Incentive Stock Options shall be granted hereunder more than ten (10) years from the Restatement Date without further approval by the stockholders of the Company.

3.	Definitions

Capitalized terms used in this Plan and that are not otherwise defined have the following meanings:

(a)    162(m) Performance Award: Means a Performance-based Award granted pursuant to Section 6(e) that is intended to meet the requirements of “performance compensation” as defined under Code Section 162(m) or any state law equivalent.

(b)    Administrator: Means the Board with respect to Awards granted to Non-Employee Directors and the Committee with respect to Awards granted to all other Participants.

(c)    Affiliate: Means any corporation, limited liability company, partnership or other entity in which the Company has 50 percent or less ownership.

(d)    Award: Means an award granted by the Administrator under the Plan.

(e)    Board: Means the Board of Directors of the Company.

(f)    Cause: Means one or more of the following:

i.	the Participant’s conviction of, or an agreement to a plea of nolo contendere to, any felony or other crime involving moral turpitude;

ii.	the Participant’s willful and continuing refusal to substantially perform his or her duties;

iii.

in carrying out the Participant’s duties, the Participant engages in conduct that constitutes willful gross neglect or willful gross misconduct which, in either case, results in demonstrable harm to the business, operations, prospects, or reputation of the Company or its Affiliates; or

iv.	any material breach of any company policy or any confidentiality, non-compete, non-solicit, or similar provisions applicable to the Participant.

For purposes of clauses (ii) and (iii) of this definition, no act or failure to act shall be deemed willful or gross negligence if caused by a Disability, or was done or omitted to be done in good faith and with the reasonable belief that such act or commission was in the best interest of the Company. In addition, “Cause” shall not be deemed to exist unless and until the Company provides written notice containing a detailed description of the grounds constituting Cause to the Participant and, with respect to clauses (ii)-(iv), the Participant is given thirty (30) days to cure the neglect or conduct constituting Cause (unless the Administrator, in its reasonable discretion, determines that such neglect or conduct is incurable).

(g)    Change in Control: Means a Company Change in Control, and with respect to Participants assigned to work primarily for an Operating Unit, also includes an Operating Unit Change in Control, provided, however, that with respect to Awards that provide for the payment of deferred compensation that is subject to Code Section 409A or with respect to which the Company permits a deferral election, an event shall not be considered a “Change in Control” unless the event constitutes a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, within the meaning of Code Section 409A.

(h)    Code: Means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular provision of the Code shall include any successor provision thereto and any regulations promulgated under such provision.

(i)    Committee: Means the Personnel and Compensation Committee of the Board of Directors of the Company or any successor committee thereto. Any action authorized to be taken by the Committee hereunder may be taken by the Board, except for any action affecting a 162(m) Performance Award.

(j)    Common Stock or Shares: Means the Common Stock, par value $1 per share, of the Company.

(k)    Company Change in Control: Means the first to occur of any of the following events:

i.

Any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act), other than an Excluded Person, becomes the “Beneficial Owner” (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company’s capital stock entitled to vote in the election of directors; or

ii.

Persons who on the Restatement Date constitute the Board (the “Incumbent Directors”) cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger, or similar transaction, to constitute at least a majority thereof, provided that any person becoming a director of the Company subsequent to the Restatement Date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors, but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest of solicitation, shall not be considered an Incumbent Director; or

iii.	Consummation of a reorganization, merger, consolidation, or sale or other disposition of all or Substantial Portion of Assets (as defined below) of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) at least fifty percent (50%) of the voting securities of the company resulting from such Business Combination are owned, directly or indirectly, by an Excluded Person, or (B) all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company. For purposes of this definition, a “Substantial Portion of Assets” means Company assets that have a total gross fair market value equal to 40% or more of the total gross fair market value of all of the assets of the Company immediately before such sale or disposition (in both cases, determined without regard to any liabilities associated with such assets).

(l)    Disability: Shall have the meaning set forth in the A. O. Smith Long-Term Disability Plan, or any successor plan thereto, except that with respect to an Incentive Stock Option, Disability shall mean a disability as defined in Code Section 422.

(m)    Employee: Means any full-time managerial, administrative or professional employee (including any officer or director who is such an employee) of the Company, or any of its Subsidiaries or Affiliates.

(n)    Exchange Act: Means the Securities Exchange Act of 1934, and any successor statute, as it may be amended from time to time. Any reference to a particular provision of the Exchange Act shall include any successor provision thereto and any rules and regulations promulgated under such provision.

(o)    Excluded Person: Means any of (i) a lineal descendant of Lloyd R. Smith, (ii) a trust (including but not limited to a voting trust) the beneficiaries of which are one or more lineal descendants of Lloyd R. Smith, (iii) a partnership or limited liability company owned by any of the foregoing, or (iv) any group consisting of one or more of the foregoing.

(p)    Exercise Period: Means the period of time, as established by the Administrator, during which a Participant may exercise an Option or SAR.

(q)    Fair Market Value: Means, unless the Administrator determines otherwise, on a particular date, the average of the high and low sales price per Share on such date on the New York Stock Exchange (“NYSE”), or if no sales of Common Stock occur on the date in question, on the last preceding date on which there were sales on such market. If the Shares are not listed on the NYSE, but are traded on another national securities exchange or in an over-the-counter market, the average of high and low sales price (or, if there are no sales reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that exchange or market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator will be used. Notwithstanding the foregoing, in the case of a sale of Common Stock on the NYSE (or such other exchange or market on which the Common Stock is then traded), the actual sale price shall be the Fair Market Value of such Shares.

(r)    Incentive Stock Option: Means an Option that meets the requirements of Code Section 422.

(s)    Non-Employee Director: Means a member of the Board who is not an Employee of the Company, a Subsidiary or an Affiliate.

(t)    Nonqualified Stock Option: Means an Option that does not meet the requirements of Code Section 422.

(u)    Operating Unit: Means any Subsidiary or any Affiliate, or any operating division of the Company, any Subsidiary or any Affiliate, which is designated by the Administrator to constitute an Operating Unit.

(v)    Operating Unit Change in Control: Means the first to occur of any of the following:

i.

Any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act, other than an Excluded Person, becomes the “Beneficial Owner” (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Operating Unit’s voting securities; or

ii.

Consummation of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of the Operating Unit (a “Business Combination”), in each case, unless, following such Business Combination, (A) at least fifty percent (50%) of the voting securities of the company resulting from such Business Combination are owned, directly or indirectly, by the Company or an Excluded Person, or (B) all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Operating Unit immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Operating Unit or all or substantially all of the Operating Unit’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of Operating Unit.

(w)    Option: Means an Option granted pursuant to Section 6(a).

(x)    Participant: Means an Employee or a Non-Employee Director who is selected by the Committee to participate in the Plan.

(y)    Performance Formula: Means, for a Performance Period, one (1) or more objective, formula, or standard established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained. Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant.

(z)    Performance Goal: Means the level of performance established by the Committee as the Performance Goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant.

(aa)    Performance Measure: Means one or more of the following : basic or diluted earnings per share; revenue; inventory; operating income; earnings before or after interest, taxes, depreciation and/or amortization; return on invested capital; return on invested capital as a percent of cost of capital; return on equity; return on assets; return on performance assets; cash flow; working capital; stock price and total stockholder return; and/or with respect to Awards other than 162(m) Performance Awards, such other objective or subjective measures as the Committee may establish. Unless the Committee determines otherwise, each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied by the Company and, if so determined by the Committee (provided that for 162(m) Performance Awards, such determination is made by the Committee at the time the Award is granted or otherwise in accordance with Code Section 162(m) and any state law equivalent), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, cumulative effects of changes in accounting principles and stock dividends. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant.

(bb)    Performance Period: Means, subject to the limitations described in the Plan, a period of time as established by the Committee over which the attainment of a Performance Goal or Goals will be measured with respect to an Award.

(cc)    Plan Year: Means the calendar year.

(dd)    Qualifying Termination: Means either:

i.	a “Qualifying Termination” pursuant to the terms of the Senior Leadership Severance Plan if the Participant is covered by such Plan; or

ii.

if the Participant is not covered by the Senior Leadership Severance Plan, then a termination of a Participant’s employment from the Company and all its Affiliates and Subsidiaries without Cause that is initiated by the employer (other than a termination of employment in connection with an asset sale or similar transaction where the Participant is immediately offered employment by the buyer or successor in such transaction).

(ee)    Reserve: Means the Reserve as defined in Section 12(a).

(ff)    Restricted Stock: Means the Restricted Stock awarded under Section 6(b).

(gg)    Restricted Stock Unit: Means a Unit awarded under Section 6(d).

(hh)    Retirement: Means, for Employee Participants, eligibility for normal, special early, or early retirement benefits under the A. O. Smith Retirement Plan for Salaried Employees, and for Non-Employee Director Participants, resignation from or failure to be re-elected to the Board on or after attainment of age 72.

(ii)    SAR or Stock Appreciation Right: Means a Stock Appreciation Right granted pursuant to Section 6(c).

(jj)    Subsidiary: Means any corporation, limited liability company, partnership or other entity in which the Company has more than 50 percent of the ownership.

4.	Administration

(a)    Authority. The Plan shall be administered by the Administrator, which shall have the exclusive responsibility and discretionary authority for the administration and operation of the Plan and shall have the power to take any action necessary to carry out such responsibilities. The Administrator’s discretionary authority shall include, but not be limited to, the following:

i.      to determine those eligible individuals who shall be Participants and the types of Awards granted;

ii.     to determine the terms and conditions of each Award; and

iii.    to construe or interpret the Plan and any Award agreement;

iv.    to correct any defect, supply any omission, or reconcile any inconsistency between this Plan and any Award agreement; and

v.     to take any other action in furtherance of the objectives of the Plan that is not inconsistent with the express provisions of the Plan.

All determinations of the Administrator shall be final and binding on any individual with an interest in an Award.

(b)    Delegation of Authority. To the extent applicable law permits, the Board may delegate to the Committee or any other committee of the Board, and the Committee may delegate to a sub-committee or to one (1) or more officers of the Company, any or all of its respective authority and responsibility as the Administrator of the Plan, provided, however, that no such delegation is permitted with respect to Share-based Awards made to Participants who are subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

5.	Eligibility

Employees who, in the opinion of the Administrator, are key employees and have demonstrated a capacity for contributing in a substantial measure to the successful performance of the Company shall be eligible to become a Participant and receive an Award. All Non-Employee Directors shall be eligible to become a Participant and receive an Award. The Administrator shall from time to time choose from such eligible Employees those to whom an Award shall be granted, and the Board shall from time to time choose whether to grant Awards to Non-Employee Directors. The Administrator’s designation of a Participant in any year will not require the Administrator to designate such person to receive an Award in any other year.

6.	Awards

The Administrator may grant any one (1) or more of the following types of Awards to Participants:

(a)    Options. An Option is an option to purchase a specified number of Shares exercisable at such time or times and subject to such terms and conditions as the Administrator may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i.      The maximum number of Shares with respect to which Options may be granted during any Plan Year to any single Participant shall be 2,400,000.

ii.     Options granted under the Plan shall be Incentive Stock Options, Nonqualified Stock Options, or some combination thereof; provided that Incentive Stock Options may only be granted to Employees of the Company or a corporate Subsidiary.

iii.    The exercise price shall be equal to at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant. For this purpose, the date of grant may not be any date prior to the date the Administrator takes action to authorize the Award.

iv.    The Exercise Period of the Option must not be more than ten (10) years from the date of grant.

v.     Unless the Administrator determines otherwise as set forth in the Award agreement, each Option granted to an Employee shall be subject to the following conditions:

A.    If a Participant ceases to be a full-time Employee of the Company, a Subsidiary or an Affiliate for any reason other than Disability, Retirement, death or involuntary termination of employment due to the sale of an Operating Unit, then, subject to the provisions of the Plan, the Administrator shall have complete authority, in its discretion, to determine the extent, if any, and the conditions under which an Option may be exercised.

B.    If a Participant ceases to be an Employee of the Company, a Subsidiary or an Affiliate by reason of Disability or Retirement, then the Option shall terminate at the earlier of five (5) years from the date of cessation of employment or the expiration of the Exercise Period; and

C.    If a Participant ceases to be an Employee of the Company, a Subsidiary or an Affiliate by reason of death, then the Option shall terminate at the earlier of one (1) year from the date of death or the expiration of the Exercise Period.

D.    If a Participant ceases to be an Employee of the Company, a Subsidiary or an Affiliate by reason of involuntary termination of employment due to the sale of an Operating Unit, or if the Subsidiary or Affiliate which employs the Participant ceases to be a Subsidiary or Affiliate of the Company, then the Option shall terminate at the earlier of three (3) months from date of involuntary termination of employment due to the sale of an Operating Unit, date the Subsidiary or Affiliate ceases to be a Subsidiary or Affiliate, or the expiration of the Exercise Period.

vi.    The purchase price of any Option may be paid (a) in cash or its equivalent; (b) with the consent of the Administrator, by tendering (including by attestation) previously acquired Shares or Shares otherwise issuable upon exercise valued at their Fair Market Value; (c) with the consent of the Administrator, through a cashless exercise procedure established by the Administrator; or (d) with the consent of the Committee, by any combination of the foregoing. Any election under (b) above shall be made in writing and shall be made according to such rules and in such form as the Administrator shall determine.

(b)    Restricted Stock. Restricted Stock is Common Stock that is issued to a Participant subject to restrictions on transfer and such other restrictions on incidents of ownership as the Administrator may determine, which may include, but is not limited to, the lapse of restrictions upon achievement of one (1) or more Performance Goals over a specified Performance Period. Subject to the specified restrictions, the Participant as owner of those shares of Restricted Stock shall have all the rights of a shareholder, including the right to vote the Shares and receive dividends thereon, except that the Administrator may provide at the time of the Award that any dividends or other distributions paid with respect to that stock while subject to those restrictions shall be accumulated, with or without interest, or reinvested in Common Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Administrator shall determine. Shares of Restricted Stock shall be registered in the name of the Participant and, at the Company’s sole discretion, shall be held in book entry form subject to the Company’s instructions or shall be evidenced by a certificate, which shall bear an appropriate restrictive legend, shall be subject to appropriate stop-transfer orders and shall be held in custody by the Company until the restrictions on those shares of Restricted Stock lapse. Restricted Stock shall be subject to such terms and conditions as the Administrator may determine consistent with the provisions of the Plan, provided that the maximum number of Shares of Restricted Stock (when added to the number of Restricted Stock Units) which may be granted during any Plan Year to any single Participant shall be 1,200,000.

(c)    Stock Appreciation Rights (SARs). A SAR is the right to receive a payment measured by the increase in the Fair Market Value of a specified number of Shares from the date of grant of the SAR to the date on which the Participant exercises the SAR. SARs shall be subject to such terms and conditions as the Administrator may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i.    The maximum number of Shares with respect to which a SAR may be granted to any one (1) Participant during any Plan Year shall be 2,400,000.

ii.    The payment to which the Participant is entitled on exercise of a SAR may be made in cash, in Common Stock valued at Fair Market Value on the date of exercise, or partly in cash and partly in Common Stock, as the Administrator may determine.

iii.    The grant price shall be equal to at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant. For this purpose, the date of grant may not be any date prior to the date the Administrator takes action to authorize the Award.

iv.    The Exercise Period of a SAR must not be more than ten (10) years from the date of grant.

(d)    Restricted Stock Units. A Restricted Stock Unit is the right to receive a payment equal to the Fair Market Value of a Share, which payment will occur at such time or times and subject to such conditions as the Administrator may determine, which may include, but is not limited to, the payment in whole or part upon achievement of one (1) or more Performance Goals over a specified Performance Period. A Restricted Stock Unit may also entitle the Participant, if so determined by the Administrator, to a payment equal to the dividends or other distributions paid on a Share while the Restricted Stock Unit is outstanding, with or without interest, or deemed reinvested in Common Stock and held subject to the same conditions on payment as the Restricted Stock Units and such other terms and conditions as the Administrator shall determine. Restricted Stock Units shall be subject to such other terms and conditions as the Administrator may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i.    The maximum number of Shares with respect to which Restricted Stock Units (when added to Shares of Restricted Stock) may be granted during any Plan Year to any single Participant shall be 1,200,000.

ii.    Restricted Stock Units may be paid in cash, in Common Stock (valued at Fair Market Value on the payout date or at the sole discretion of the Administrator, the day immediately preceding that date), or partly in cash and partly in Common Stock, as the Administrator may determine.

(e)    162(m) Performance Awards. A “162(m) Performance Award” is an Award denominated in cash or Shares that is intended to meet the requirements of “performance compensation” as defined under Code Section 162(m) or any state law equivalent and which is based on the achievement of one (1) or more Performance Goals over a Performance Period, as specified in a Performance Formula. A 162(m) Performance Award can be either a single-year or multi-year award. A Participant may be awarded a multi-year and a single-year 162(m) Performance Award during the same Plan Year. 162(m) Performance Awards shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i.    The maximum amount of compensation (including the Fair Market Value of any Common Stock) that may be paid or delivered to any one (1) Participant with respect to a 162(m) Performance Award that becomes originally payable during any Plan Year shall be $5 million. This maximum limitation shall not include earnings credited on amounts deferred under Section 16(a)(i).

ii.    162(m) Performance Awards may be paid in cash, in Common Stock (valued at Fair market Value on the payout date or at the sole discretion of the Committee, the day immediately preceding that date), or partly in cash and partly in Common Stock, as the Committee may determine.

(f)    Other Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated, payable or valued in Shares or in cash. Without limitation, such Award may include the issuance of Shares of unrestricted Stock or Stock Units, or a cash payment, which may be awarded as a bonus, as director fees, or upon the attainment of Performance Goals. The Administrator shall determine all terms and conditions of the Award, including, but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100 percent of Fair Market Value on the date of the Award. The maximum number of Shares issued to, or subject to an award granted to, a Participant under this Section in any Plan Year shall be limited to 1,200,000.

7.	Minimum Vesting Period; Discretion to Accelerate

(a)

Minimum Vesting Period. All Awards granted under the Plan after the Restatement Date that may be settled in Shares must have a minimum vesting period of one (1) year from the date of grant, provided that such minimum vesting period will not apply to Awards with respect to up to five percent (5%) of the Reserve. For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than fifty (50) weeks.

(b)

Discretion to Accelerate. Notwithstanding subsection (a), the Administrator may accelerate the vesting of an Award or deem an Award to be earned, in whole or in part, in the event of (i) a Participant’s death, Disability, Retirement, or other termination of employment, (ii) as provided in Section 13, or (iii) upon any other event as determined by the Administrator in its sole and absolute discretion.

8.	Transferability

Awards under the Plan are not transferable otherwise than by will or the laws of descent or distribution, except that a Participant may, to the extent allowed by the Administrator and in the manner specified by the Administrator, transfer any Award or designate a beneficiary to receive payment of an Award. The Administrator shall have authority, at its discretion, to amend Award agreements and to allow the transfer of any existing Award in the manner specified by the Administrator; provided that any such transfer shall be made without value or consideration to the Participant.

9.	Award Agreements

Each Award under the Plan shall be evidenced by an Award agreement. Each Award agreement shall set forth the terms and conditions applicable to the Award as determined by the Administrator, which may include, but is not limited to, provisions for (a) the time at which the Award becomes exercisable or otherwise vests or becomes payable; (b) the treatment of the Award in the event of the termination of a Participant’s status as an Employee or a Non-Employee Director.

10.	Withholding

The Company shall have the right to withhold from any cash payable (whether under this Plan or otherwise) or Shares deliverable to a Participant, or require that a Participant make arrangements satisfactory to the Company for payment of, such amounts as the Company shall determine for the purpose of satisfying its statutory liability to withhold federal, state and local income taxes, including payroll taxes, incurred by reason of the grant, exercise, vesting or payment of any Award. In the discretion of the Administrator, a Participant may be permitted to satisfy the withholding requirements by tendering previously acquired Shares or by electing to have the Company withhold Shares otherwise issuable to the Participant, having a Fair Market Value, on the date income is recognized, equal to the amount required to be withheld, provided that such amount may not exceed the maximum statutory withholding rate associated with the transaction to the extent needed for the Company to avoid an accounting charge. The election shall be made according to such rules and in such form as the Administrator shall determine.

11.	Share Adjustments

If a dividend shall be declared upon the Common Stock payable in Shares (other than a stock dividend declared in lieu of an ordinary cash dividend), then the number of Shares then subject to any Award, the maximum number of Shares set forth in Sections 6(a)(i), 6(b), 6(c)(i), and 6(d)(i) and 6(f) and the number of Shares in the Reserve, shall be adjusted by adding to each Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. If the outstanding Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then each Share reserved for issuance pursuant to the Plan, the maximum number of Shares set forth in Sections 6(a)(i), 6(b), 6(c)(i) and 6(d)(i), the number of Shares then subject to any such Award, and the Shares in the Reserve, shall be substituted for the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed or exchanged. If there shall be any change, other than as specified above in this paragraph, in the number or kind of outstanding Shares or of any stock or other security into which such Common Stock shall have been changed or for which it shall have been exchanged, then the Administrator may in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for issuance pursuant to the Plan, the maximum number of Shares set forth in Sections 6(a)(i), 6(b), 6(c)(i), 6(d)(i), the Shares then subject to an Award, and/or the Shares in the Reserve and such adjustment shall be made by the Administrator and shall be effective and binding for all purposes. The Option price or SAR price in each Award agreement for each Share or other securities substituted or adjusted as provided for in this paragraph shall be determined by dividing the Option or SAR price in such agreement for each Share prior to such substitution or adjustment by the number of Shares or the fraction of a Share substituted for such Share or to which such Share shall have been adjusted. No adjustment or substitution provided for in this paragraph shall require the Company to sell or issue a fractional Share under any Award, and the total substitution or adjustment with respect to each Award agreement shall be limited accordingly.

12.	Share Reserve; Award Limits

(a)    Share Reserve. Subject to adjustment pursuant to Section 10, after January 1, 2017, the following number of Shares shall be reserved for purposes of Awards under the Plan (the “Reserve”):

i.    The Number of Shares remaining from the 15,000,000 Shares (which number represents the 1,250,000 Shares that were authorized under the Plan effective January 1, 2007 and the 1,250,000 Shares that were authorized under the Plan effective February 10, 2009, as adjusted after such dates to reflect the stock splits on November 15, 2010, May 13, 2013 and October 5, 2016); plus

ii.    On and after the Restatement Date, an additional 2,400,000 Shares.

The Shares to be delivered under the Plan may consist, in whole or part, of Treasury Stock or authorized but unissued Common Stock, not reserved for any other purpose.

(b)    Reserve Depletion. The Reserve shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. For clarity, an Award that provides for settlement solely in cash shall not cause any depletion of the Reserve at the time such Award is granted. If such Award is later amended, however, to permit or require settlement in Shares, then the Reserve shall be depleted, at the time of such amendment, or by the maximum number of Shares which may be issued in settlement of such Award.

(c)    Reserve Replenishment. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares thereunder or if Shares granted under an Award are forfeited or is settled in cash, then the Shares subject to or reserved for issuance under such Award or such forfeited Shares shall be added back to the Reserve. If Shares are issued under any Award and the Company subsequently repurchases them using Option exercise proceeds, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Option or in payment of withholding taxes related to the Option, then the Shares so purchased or delivered shall not be added back to the Reserve and may not again be used for new Awards under this Plan.

(d)    Other Limits.

i.    The maximum number of Shares which may be issued to the exercise of Incentive Stock Options may not exceed 50 percent of the Reserve.

ii.    The maximum number of Shares with respect to which Awards may be granted to any one (1) Participant under the Plan is 35 percent of the Reserve.

iii.    A maximum of 35 percent of the Reserve may be issued as Awards other than Options or Stock Appreciation Rights.

iv.    In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to a Non-Employee Director in a Plan Year, taken together with any cash fees paid during such Plan Year to the Non-Employee Director, exceed $500,000.

13.	Change in Control

If a Participant’s Award agreement, employment agreement or a severance plan applicable to the Participant specifies the treatment of Awards upon a Change in Control, then such agreement or plan controls. Otherwise, unless the Administrator provides for a different result before a Change in Control, the following will apply:

(a)

Unvested Options and SARs shall become fully vested and shall remain exercisable for a period of three (3) months from the date of the Change in Control or the last day of the Exercise Period, whichever comes first;

(b)

Shares of Restricted Stock, Restricted Stock Units, and other stock-based Awards that vest based on the achievement of one or more Performance Goals and for which the Performance Period has not been completed as of the date of the Change in Control shall be paid out at target, adjusted on a prorated basis based on the number of days the Participant was actually employed during the relevant Performance Period in which the Change in Control occurred; and

(c)	Shares of Restricted Stock, Restricted Stock Units, and other stock-based Awards, other than those Awards described in subsection (b) above, shall become fully vested and paid out.

Notwithstanding the foregoing, if the Change in Control results from a sale of assets described in Section 3(k)(iii), then the foregoing provisions will apply only if the Participant experiences a Qualifying Termination within twenty-four (24) months following such Change in Control, and in such case, when applying the foregoing provisions the phrase “Participant’s termination of employment” shall be substituted for the phrase “Change in Control” each place it appears in (a)-(c) above.

14.	Non-Exclusivity

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.

15.	Amendment and Termination

(a)    Termination and Amendment of Plan. The Board or the Committee may from time to time amend, suspend or terminate, in whole or in part, any or all of the provisions of the Plan in such respects as the Board or the Committee may deem advisable, subject to the following limitations

i.    no amendment shall become effective without prior approval of the stockholders if the Board or the Committee determines such approval is required by: (A) the rules and/or regulations promulgated under Section 16 of the Exchange Act (for this Plan to remain qualified under Rule 16b-3), (B) the Code or any rules promulgated thereunder (such as to allow for Incentive Stock Options to be granted under this Plan or to enable the Company to comply with the provisions of Section 162(m), or (C) the listing requirements of the New York Stock Exchange or any principal securities exchange or market on which the Shares are then traded (to maintain the listing or quotation of the Shares on that exchange); or (D) any other applicable law; and

ii.    stockholders must approve any of the following Plan amendments: (a) an amendment to increase the number of Shares specified in Section 12(a) or 12(d)(i) (except as permitted by Section 11); (b) solely to the extent needed to meet the requirements of Section 162(m) or a state law equivalent, an amendment to increase any number of Shares specified in Sections 6(a)(i), 6(b), 6(c)(i), 6(d)(i), and 6(f), (except as permitted by Section 11) or the maximum amount payable under Section 6(e)(i); or (c) an amendment to Section 14(c).

(b)    Amendment of Awards. Subject to the provisions of the Plan, the Administrator may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise, vesting or payment of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Administrator and the Participant or any other persons as may then have an interest in the Award, so long as any amendment or modification is not inconsistent with the terms of the Plan.

(c)    Repricing Prohibited. Notwithstanding anything in the Plan to the contrary, neither the Plan nor any Award agreement governing Options or SARs may be amended to reduce the exercise price or the grant price, as applicable, nor may any Option or SAR be cancelled and replaced with an Award having a lower exercise price or grant price, as applicable, without approval of the stockholders of the Company.

(d)    Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Administrator to administer this Plan and modify or amend an Award may extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions

(e)    No Impairment of Rights. No amendment to the Plan or any Award shall, without the Participant’s consent, alter or impair any of the rights or obligations under any Award theretofore granted to him or her under the

Plan; provided that Participant’s (or other interested party’s) consent is not required for an amendment to the Plan or any Award pursuant to the provisions of Section 11, to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

16.	Miscellaneous

(a)    Other Terms and Conditions. The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Administrator determines appropriate, including, without limitation, provisions for:

i.    one (1) or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Administrator determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

ii.    restrictions on resale or other disposition of Shares acquired under an Award; and

iii.    compliance with federal or state securities laws and stock exchange requirements.

(b)    Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(c)    No Employment Rights. Neither the establishment of this Plan nor the selection of any individual as a Participant shall give any Participant any right to be retained in the employ or service of the Company, its Subsidiaries or Affiliates; and no Participant, and no person claiming under or through a Participant, shall have any right or interest in the Plan or any Award hereunder unless and until the terms, conditions and provisions of the Plan affecting such Participant, and those of any contract between such Participant and the Company (or Subsidiaries or Affiliates) under the Plan, shall have been complied with as specified therein.

(d)    Non-alienation. No moneys or other property of the Company (or Subsidiaries or Affiliates) under this Plan, whether inchoate, accrued or determined or determinable in amount, shall be subject to any claim of any creditor of any Participant, nor shall any Participant or beneficiary have any right or power to alienate, anticipate, commute, pledge, encumber or assign any incentive compensation fund or incentive compensation allocation provided for hereunder.

(e)    Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or any other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(f)    Compliance with Laws and Securities Exchange. The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(g)    Governing Law; Venue; Limitations on Actions. This Plan, and all agreements under this Plan, should be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles, except for corporate law matters which are governed by the laws of the State of Delaware. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award agreement, may only be brought and determined in a court sitting in the County of Milwaukee, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin. Any legal action or proceeding with respect this Plan, any Award or any award agreement, must be brought within one (1) year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)    Severability. If any provision of this Plan or any Award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

(i)    Expenses. The expenses of administering the Plan shall be borne by the Company.

(j)    Manner of Action. Administrator, Board and Committee actions and authorizations with respect to the Plan and Awards granted thereunder are not required to take any specific form. For example, and without limiting the generality of the foregoing, any action or authorization by the Board or the Committee that is not described as an amendment, but that would be inconsistent with the Plan or an Award agreement as then in effect, shall be given the same effect as a formal amendment thereto (provided that such amendment is permitted by Section 15).

(k)    Construction. Whenever any words are used herein in the masculine, they shall be construed to be gender neutral in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be contsrued as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(l)    Restrictive Legends; Representations. All Shares delivered (whether in certificated or book entry form) pursuant to any Award or the exercise thereof shall bear such legends or be subject to such stop transfer orders as the Administrator may deem advisable under the Plan or under applicable laws, rules or regulations or the requirements of any national securities exchange. The Administrator may require each Participant or other Person who acquires Shares under the Plan by means of an Award to represent to the Company in writing that such Participant or other Person is acquiring the Shares without a view to the distribution thereof.

(m)    Compliance with Code Section 409A. Notwithstanding the terms of the Plan or any Award agreement to the contrary, if an Award is subject to Code Section 409A, or is eligible for deferral pursuant to a deferred compensation plan governed by code Section 409A, then the provisions of Code Section 409A are incorporated in this Plan and such Award to the extent necessary for such Award to comply therewith, including the following:

i.    the term “Change in Control” and “Disability” shall have the meanings given in Code Section 409A;

ii.    the term “termination of employment”, “termination of service” or similar terms shall mean a “separation from service” within the meaning of Code Section 409A; and

iii.    if the payment of compensation under an Award is made upon a Participant’s termination of service, and if such Participant is a “specified employee” within the meaning of Code Section 409A, then such payment shall not be made before a date that is six months after the date of the separation from service.

(n)    Forfeiture; Clawback.

i.    The Participant’s right to receive any Award (or payment with respect to any Award) shall be forfeited if, at any time during or after the Participant’s employment with the Company or any of its Affiliates or Subsidiaries, the Participant engages directly or indirectly (whether as owner, partner, officer, employee or otherwise) in the operation or management of any business which the Administrator determines is detrimental to or in competition with the Company.

ii.    Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to (A) any recoupment, clawback, equity holding, Stock ownership or similar policies adopted by the Company from time to time and (B) any recoupment, clawback, equity holding, Stock ownership or similar requirements made applicable to the Company from time to time by law, regulation or listing standards.

iii.    Unless the Award agreement specifies otherwise, the Administrator may cancel any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

A. O. SMITH CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, April 15, 2020
8:00 a.m. Central Daylight Time

(Meeting location and directions on back page.)

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to be Held on April 15, 2020.

Notice is hereby given that the Annual Meeting of Stockholders of A. O. Smith Corporation will be held at the Hilton Nashville Downtown, 121 4th Avenue S., Nashville, Tennessee on Wednesday, April 15, 2020, at 8:00 a.m. Central Daylight Time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/aos

If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 1, 2020, to facilitate timely delivery.

Admission

All stockholders are requested to pre-register in order to attend the Annual Meeting of Stockholders of A. O. Smith Corporation. Please contact us by email at jstern@aosmith.com or by telephone at 414-359-4000 and provide your name, address and telephone number and indicate you plan to attend. Please pre-register by the end of business on Thursday, April 9, 2020.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR proposals 1, 2, 3 and 4:

1.	Election of our Directors;
2.	Approval, by nonbinding advisory vote, of compensation for our named executive officers;
3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
4.	Approval of an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of authorized shares of Common Stock by 2,400,000.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/aos

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 13, 2020.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

To request paper copies of the proxy materials, which include the Proxy Card,

Proxy Statement and Annual Report, please contact us via:

Internet/Mobile - Access the Internet and go to www.investorelections.com/aos. Follow the instructions to log in and order copies.

Telephone - Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email - Send us an email at paper@investorelections.com with “aos Materials Request” in the subject line. The email must include:

•	The 11-digit control # located in the box in the upper right-hand corner on the front of this Notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery, you must include email address.

•

If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last four digits of your Social Security Number or Tax Identification Number in the email.

Important Information about the Notice of Proxy Materials

This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to stockholders in place of the printed materials for the upcoming Stockholders Meeting.

Information about the Notice:

The Securities and Exchange Commission has adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to stockholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the Internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the Proxy Card, Annual Report and Proxy Statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.

Directions to Annual Meeting of Stockholders on April 15, 2020:

Location:	Hilton Nashville Downtown 121 4th Avenue S. Nashville, Tennessee 37201

Directions:

From the Nashville International Airport:

Exit Airport and take ramp on right to TN 255 N / Donelson Pike, and then I-40 West toward Knoxville. Take Exit 210C for US-31A South / US 41A South and turn left onto Korean Veterans Blvd. Then, turn right onto 4th Avenue S and arrive at Hilton Nashville Downtown.

Shareowner Services
P.O. Box 64945 St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week
Please have available the Control Number located at the top of this page, along with the last four digits of your Social Security Number or Tax Identification Number.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

INTERNET/MOBILE –www.proxypush.com/aos Use the Internet to vote your proxy until 11:59 p.m. (CDT) on April 13, 2020.

PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CDT) on April 13, 2020.

MAIL – Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873. Your proxy must be received by April 14, 2020.

IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR PROXY CARD.

ò Detach here ò

A. O. SMITH CORPORATION 2020 ANNUAL MEETING

PROXY - COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

1.	Election of directors:	01	William P. Greubel	03	Idelle K. Wolf	☐ Vote FOR	☐ Vote WITHHOLD
		02	Dr. Ilham Kadri	04	Gene C. Wulf	all nominees	from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Proposal to approve, by nonbinding advisory vote, the compensation of our named executive officers:					☐ For	☐ Against	☐ Abstain

3.	Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the corporation:					☐ For	☐ Against	☐ Abstain

4.	Proposal to approve an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of authorized shares of Common Stock by 2,400,000.					☐ For	☐ Against	☐ Abstain

Directors recommend a vote FOR proposals 1, 2, 3 and 4.						Date

I plan to attend meeting. ☐

Address change? Mark box, sign, and indicate changes below: ☐						Signature(s) in Box
Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, April 15, 2020

8:00 a.m. Central Daylight Time

Hilton Nashville Downtown

121 4th Avenue S.

Nashville, Tennessee

A. O. SMITH CORPORATION

PROXY - COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints KEVIN J. WHEELER, CHARLES T. LAUBER and JAMES F. STERN, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of A. O. Smith Corporation to be held on April 15, 2020, at 8:00 a.m. Central Daylight Time, at the Hilton Nashville Downtown, 121 4th Avenue S., Nashville, Tennessee, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

PLEASE VOTE BY INTERNET OR TELEPHONE OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

Shareowner Services
P.O. Box 64945 St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week
Please have available the Control Number located at the top of this page, along with the last four digits of your Social Security Number or Tax Identification Number.
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

INTERNET/MOBILE –www.proxypush.com/aos Use the Internet to vote your proxy until 11:59 p.m. (CDT) on April 13, 2020.

PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CDT) on April 13, 2020.

MAIL – Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873. Your proxy must be received by April 14, 2020.

IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR PROXY CARD.

ò Detach here ò

A. O. SMITH CORPORATION 2020 ANNUAL MEETING

PROXY - CLASS A COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

1.	Election of directors:	01	Ronald D. Brown	04	Bruce M. Smith	☐ Vote FOR	☐ Vote WITHHOLD
		02	Paul W. Jones	05	Mark D. Smith	all nominees	from all nominees
		03	Ajita G. Rajendra	06	Kevin J. Wheeler	(except as marked)
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Proposal to approve, by nonbinding advisory vote, the compensation of our named executive officers:					☐ For	☐ Against	☐ Abstain

3.	Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the corporation:					☐ For	☐ Against	☐ Abstain

4.	Proposal to approve an amendment of the A. O. Smith Combined Incentive Compensation Plan and increase of authorized shares of Common Stock by 2,400,000.					☐ For	☐ Against	☐ Abstain

Directors recommend a vote FOR proposals 1, 2, 3 and 4.						Date

I plan to attend meeting. ☐

Address change? Mark box, sign and indicate changes below: ☐

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, April 15, 2020

8:00 a.m. Central Daylight Time

Hilton Nashville Downtown

121 4th Avenue S.

Nashville, Tennessee

A. O. SMITH CORPORATION

PROXY – CLASS A COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints KEVIN J. WHEELER, CHARLES T. LAUBER and JAMES F. STERN, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of A. O. Smith Corporation to be held on April 15, 2020, at 8:00 a.m. Central Daylight Time, at the Hilton Nashville Downtown, 121 4th Avenue S., Nashville, Tennessee, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

PLEASE VOTE BY INTERNET OR TELEPHONE OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.